UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.   )
Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement
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Confidential, for Use of the Commission only (as permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material pursuant to §240.14a-12

COLUMBIA FINANCIAL, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

19-01 Route 208 North
Fair Lawn, New Jersey 07410
April 28, 2023
Dear Shareholder:
You are cordially invited to attend the Annual Meeting of Shareholders of Columbia Financial, Inc. (the “Company”). This year’s Annual Meeting will be a virtual only meeting of shareholders, via the Internet, which will be held on Wednesday, June 7, 2023 at 10:00 a.m., local time.
The notice of Annual Meeting and proxy statement appearing on the following pages describe the formal business to be transacted at the meeting. Directors and officers of the Company, as well as a representative of KPMG LLP, the Company’s independent registered public accounting firm, will be present at the virtual meeting to respond to appropriate questions of shareholders.
It is important that your shares are represented at this meeting, whether or not you attend the virtual meeting and regardless of the number of shares you own. To make sure your shares are represented, we urge you to vote online or by telephone, or to complete and mail the proxy card sent to you. If you attend the virtual meeting, you may vote online at the virtual meeting even if you have previously voted online or by telephone or if you have mailed a proxy card.
We look forward to your participation in the meeting.
Sincerely,
Thomas J. Kemly
President and Chief Executive Officer

19-01 Route 208 North
Fair Lawn, New Jersey 07410

NOTICE OF 2023 ANNUAL MEETING OF SHAREHOLDERS
Wednesday, June 7, 2023
10:00 a.m., Eastern Time

Virtual Meeting Access:
The 2023 Annual Meeting of Shareholders of Columbia Financial, Inc. (the “Annual Meeting”) will be conducted solely online via live webcast. You will be able to attend and participate in the Annual Meeting online, vote your shares electronically by entering the control number on your proxy card, and submit your questions during the meeting by visiting: www.virtualshareholdermeeting.com/CLBK2023 at the date and time described in the accompanying proxy statement. There is no physical location for this Annual Meeting.
Items of Business:
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Election of Directors. To elect three directors to serve for a term of three years.

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Ratification of the Appointment of Independent Auditors. To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023.

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Advisory Vote on Executive Compensation. To approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers.

Other Business:
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Other Business. To consider and act upon such other business and matters or proposals as may properly come before the Annual Meeting or any adjournments or postponements thereof.

As of the date of this notice, the Board of Directors knows of no other matters that may be brought before shareholders at the Annual Meeting.
Who May Vote:
You may vote if you were a shareholder of record as of the close of business on April 21, 2023.
YOUR VOTE IS IMPORTANT.
It is important that your shares be represented and voted at the virtual meeting. You can vote your shares online or by telephone, or by completing and returning the proxy card or voting instruction card sent to you. Voting instructions are printed on your proxy card or voting instruction card and are included in the accompanying proxy statement. You can revoke a proxy at any time before its exercise at the meeting by following the instructions in the proxy statement.

Whether or not you plan to attend the virtual Annual Meeting, please vote online or by telephone, or by marking, signing, dating, and promptly returning the enclosed proxy card or voting instruction card.
Thank you in advance for your cooperation.
By Order of the Board of Directors,
Mayra L. Rinaldi
Executive Vice President,
Corporate Governance &
Culture, Corporate Secretary
Fair Lawn, New Jersey
April 28, 2023
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 7, 2023
This proxy statement and the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 are available online at http://ir.columbiabankonline.com.

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ii

iii

PROXY SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. The Board of Directors of Columbia Financial, Inc. is referred to in this Proxy Statement as the “Board of Directors” or the “Board.” Columbia Financial, Inc. is referred to in this Proxy Statement as “Columbia Financial,” the “Company,” “we” or “our.” Columbia Bank is sometimes referred to in this Proxy Statement as the “Bank.”
This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement before voting. For more complete information regarding the Company’s 2022 performance, please review the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 (the “Annual Report”).
VOTING AND MEETING INFORMATION

Please carefully review the proxy materials for the 2023 Annual Meeting of Shareholders (the “Annual Meeting”), which will be a “virtual meeting” to be held on June 7, 2023 at 10:00 a.m. Eastern time and follow the instructions below to cast your vote on all of the voting matters.
Who is Eligible to Vote
You are entitled to vote at the Annual Meeting if you were a shareholder of record at the close of business on April 21, 2023 (the “Record Date”). On the Record Date, there were 105,776,914 shares of common stock outstanding and entitled to vote at the Annual Meeting, including 76,016,524 shares held by Columbia Bank MHC, the Company’s parent mutual holding company.
Advance Voting Methods
Even if you plan to attend the virtual Annual Meeting, please vote right away using one of the following advance voting methods (see page 5 for additional details).
You can vote in advance in one of three ways:
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Visit the website listed on your proxy card or notice of internet availability of proxy materials to vote VIA THE INTERNET;

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Call the telephone number on your proxy card or notice of internet availability of proxy materials to vote BY TELEPHONE; or

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If you received a paper proxy card, complete, sign, date and return the proxy card in the enclosed envelope BY MAIL.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
Unless you previously elected to receive paper copies of our proxy materials, we are sending our shareholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) that will instruct you on how to access the proxy materials and proxy card to vote your shares by telephone or over the internet. If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions included in the Notice.
It is anticipated that the Notice will be mailed to shareholders on or before April 28, 2023.
This Proxy Statement and our Annual Report are available to shareholders online at
http://ir.columbiabankonline.com.

Ballot Items
Shareholders are being asked to vote on the following proposals at the Annual Meeting:
Board Recommendation
PROPOSAL 1 — Election of Directors (page 19) To elect three directors to serve for a term of three years	FOR

PROPOSAL 2 — Ratification of the Appointment of Independent Auditors (page 52) To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023
FOR

PROPOSAL 3 — Advisory Vote on Executive Compensation (page 54) To approve, on an advisory basis (non-binding), the compensation of the Company’s named executive officers	FOR
Director Nominees (page 20)
The following table provides summary information about each director nominee:
Name	Age(1)	Independent	Director Since	Committee Memberships(2)
Michael Massood, Jr.	69	Yes	2003	A, NOM, R
Elizabeth E. Randall	69	Yes	2003	COM, NOM. R
Daria S. Torres	48	Yes	2021	A, NOM, R

(1)
As of April 3, 2023.

(2)
A = Audit Committee; COM = Compensation Committee; NOM = Nominating/Corporate Governance Committee; R = Risk Committee

Compensation Matters — Executive Summary (page 24)
The Compensation Discussion and Analysis (“CD&A”) included in this Proxy Statement provides information about our executive compensation philosophy and objectives and the process governing our named executive officers’ 2022 total compensation. The Company’s compensation disclosures in this Proxy Statement include the following named executive officers: the Chief Executive Officer (“CEO”), Chief Financial Officer (“CFO”) and the four highest paid other executive officers.
We assess executive officer performance by analyzing specific, achieved Company financial goals and individual performance metrics and goals. The Company’s executive compensation program balances short and long-term Company performance with shareholder value creation. In addition, the compensation program provides incentives needed to attract, reward, motivate and retain key executives who are critical to executing the Company’s strategy for long-term success.
We align executive compensation to the success of the Company and the interests of our shareholders through short term and long-term incentive plans, where payments under such plans are tied to performance metrics as detailed in our CD&A. In 2019, the Company adopted a shareholder approved equity incentive plan. Other than the equity awards made to the Company’s new Executive Vice President, Operations, the Company did not make any new cash or equity awards in 2022 to our named executive officers under our long-term incentive plans.
Details of our executive compensation philosophy, objectives, process, and decisions can be found under the CD&A section of this Proxy Statement.

Corporate Governance (page 8)
The Company is committed to maintaining strong governance practices, and the Board regularly reviews its governance procedures to ensure compliance with laws, rules and regulations. Our website at http://ir.columbiabankonline.com includes important information about our policies and Board committee charters, including the Company’s Code of Ethics and Business Conduct and certain Company U.S. Securities and Exchange Commission (“SEC”) filings and press releases. Examples of our corporate governance practices are set forth in the “Corporate Governance” section of this Proxy Statement.
Board Composition (page 13)   The composition and diversity of our Board of Directors is a key focus of the Company. As of the date of this Proxy Statement, our board characteristics are as follows:

Tenure
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
0 - 5 Years
6 - 19 Years
20 - 25 Years
More than 25 Years

Average Tenure – 14 years

Board Age
4.5
4
3.5
3
2.5
2
1.5
1
0.5
0
2
2
4
1
45 - 55
56 - 65
66 - 70
Over 70

Average Age – 64 years

Environmental, Social and Governance (page 14)
Community involvement, commitment to our employees and corporate responsibility are key aspects of our operations. Our Board of Directors recognizes the importance of environmental, social and governance matters to the Company’s stakeholders, including its shareholders, customers, communities, and employees and, consistent with the Company’s values, has taken various actions in the past few years to ensure we are continuing to serve our stakeholders and communicate to all our values, as is described further in this Proxy Statement.
Information About the Annual Meeting and Voting (page 5)
Please see the “Information About the Meeting” section of the Proxy Statement for important information about the Annual Meeting. The deadlines to submit shareholder proposals for the 2024 Annual Meeting of Shareholders can be found in the “Other Information” section of the Proxy Statement.

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors to be used at the Annual Meeting and at any postponements or adjustments thereof.
INFORMATION ABOUT THE MEETING

Time and Location
The Annual Meeting will be a “virtual meeting” which will be held on Wednesday, June 7, 2023 at 10:00 a.m., local time. A notice of internet availability of proxy materials regarding this proxy statement is being first mailed to shareholders on or about April 28, 2023.
Who Can Vote at the Annual Meeting
You are entitled to vote your shares of Columbia Financial common stock at the Annual Meeting if the records of the Company show that you held your shares as of the close of business on April 21, 2023 (the “Record Date”). If your shares are held in a stock brokerage account or by a bank or other nominee, you are considered the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by your broker, bank or other nominee. As the beneficial owner, you have the right to direct your broker on how to vote your shares. Your broker, bank or other nominee has enclosed a voting instruction form for you to use in directing it on how to vote your shares.
On the Record Date, there were 105,776,914 shares of common stock outstanding and entitled to vote at the Annual Meeting, including 76,016,254 shares held by Columbia Bank MHC, the Company’s parent mutual holding company. Each share of common stock has one vote.
The Company’s certificate of incorporation provides that record holders of the Company’s common stock who beneficially own, either directly or indirectly, in excess of 10% of the Company’s outstanding shares are not entitled to any vote with respect to those shares held in excess of the 10% limit. This provision does not apply to shares held by Columbia Bank MHC, which owned 76,016,254 shares, or 71.9%, of the Company’s outstanding common stock as of April 21, 2023.
Advance Voting Methods
Even if you plan to attend the virtual Annual Meeting, please vote in advance of the meeting using any one of the following advance voting methods.
You can vote in advance in one of three ways:
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Visit the website listed on your proxy card or notice of internet availability of proxy materials to vote VIA THE INTERNET;

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Call the telephone number on your proxy card or notice of internet availability of proxy materials to vote BY TELEPHONE; or

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If you received a paper proxy card, complete, sign, date and return the proxy card in the enclosed envelope BY MAIL.

Attending the Annual Meeting
As permitted by Delaware law, our Annual Meeting will be held solely as a virtual meeting live via the internet, and not at any physical location. You will be able to attend the Annual Meeting via live audio webcast by visiting the Company’s virtual meeting website at http://www.virtualshareholdermeeting.com/CLBK2023 on Wednesday, June 7, 2023, at 10:00 a.m. Eastern Time. Upon visiting the meeting website, you will be prompted to enter your 16-digit Control Number provided to you on your Notice or on your proxy card if you receive materials by mail. Your unique Control Number allows us to identify you as a shareholder and will enable you to securely log on, vote and submit questions during the Annual Meeting on the meeting website. Further instructions on how to attend and participate via the internet, including how to demonstrate proof of stock ownership, are available at www.proxyvote.com.
Vote Required
The Annual Meeting will be held only if there is a quorum. A majority of the outstanding shares of Columbia Financial common stock entitled to vote, represented in person or by proxy, constitutes a quorum. If you return valid proxy instructions or attend the meeting via live webcast, your shares will be counted for purposes of determining whether there is a quorum, even if you abstain from voting.
Our management anticipates that Columbia Bank MHC, our majority shareholder, will vote all of its shares in accordance with our Board’s recommendation with respect to all nominees and proposals to be presented at the Annual Meeting. In addition, the Columbia Bank Foundation, in accordance with its governing documents, must vote all the shares of Columbia Financial in the same proportion as shares are voted by all other shareholders.
•
Proposal 1 — In voting on the election of directors, you may vote in favor of the nominees or withhold votes as to the nominees. There is no cumulative voting for the election of directors. Directors are elected by a plurality of the votes cast at the Annual Meeting. “Plurality” means that the nominees receiving the largest number of votes cast will be elected up to the maximum number of directors to be elected at the Annual Meeting. The maximum number of directors to be elected at the Annual Meeting is three.

•
Proposal 2 — In voting on the approval to ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast, online during the virtual meeting or by proxy, at the Annual Meeting.

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Proposal 3 — In voting on the advisory vote on executive compensation, you may vote in favor of the proposal, vote against the proposal or abstain from voting. To be approved, the proposal requires the affirmative vote of a majority of the votes cast, online during the virtual meeting or by proxy, at the Annual Meeting.

Abstentions and “broker non-votes” are not considered “votes cast” and will therefore have no effect on the outcome of any proposals voted on at the Annual Meeting. A broker non-vote occurs when a broker, bank or other nominee holding shares for a beneficial owner does not vote on a particular proposal because the broker, bank or other nominee does not have discretionary voting power with respect to that item and has not received voting instructions from the beneficial owner. Broker non-votes will be counted for purposes of determining the existence of a quorum.
Effect of Not Casting Your Vote
If you hold your shares in street name it is critical that you cast your vote if you want it to count in the election of directors (Proposal 1) or with respect to the one advisory proposal regarding executive compensation (Proposal 3). Current regulations restrict the ability of your bank or broker to vote your uninstructed shares in the election of directors and other matters on a discretionary basis. Thus, if you hold your shares in street name and you do not instruct your bank or broker how to vote in the election of directors, no votes will be cast on your behalf. These are referred to as broker non-votes. Your bank or broker will, however, continue to have discretion to vote any uninstructed shares on the ratification of the appointment of the Company’s independent registered public accounting firm (Proposal 2).
Voting by Proxy
This proxy statement is being sent to you by the Board of Directors of the Company to request that you allow your shares of the Company common stock to be represented at the Annual Meeting by the persons named in the enclosed proxy card. All shares of Company common stock represented at the meeting by properly executed and dated proxies will be voted according to the instructions indicated on the proxy card. If you vote online or by telephone, or if you sign, date and return a proxy card without giving voting instructions, your shares will be voted as recommended by the Company’s Board of Directors.
The Board of Directors recommends that you vote:
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FOR each of the nominees for election as a director;

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FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm; and

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FOR the approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement.

If any matter not described in this proxy statement is properly presented at the Annual Meeting, the persons named in the proxy card will use their judgment to determine how to vote your shares. This includes a motion to adjourn or postpone the meeting in order to solicit additional proxies. If the Annual Meeting is postponed or adjourned, your shares of Columbia Financial common stock may also be voted by the persons named in the proxy card on the new meeting date, unless you have revoked your proxy. The Company does not know of any other matters to be presented at the Annual Meeting.
You may revoke your proxy at any time before the vote is taken at the Annual Meeting. To revoke your proxy, you must advise the Corporate Secretary of the Company in writing before your Company common stock has been voted at the Annual Meeting, deliver a later-dated valid proxy or attend the meeting and vote your shares online. In addition, if you voted by telephone or via the internet, you may revoke your vote by following the instructions provided for each. Attendance at the virtual Annual Meeting will not in itself constitute revocation of your proxy.
If your Columbia Financial common stock is held in street name, you will receive instructions from your broker, bank or other nominee that you must follow to have your shares voted. Your broker, bank or other nominee may allow you to deliver your voting instructions by telephone or by the internet. Please see the instruction form provided by your broker, bank or other nominee that accompanies this proxy statement. If you wish to change your voting instructions after you have returned your voting instruction form to your broker, bank or other nominee, you must contact your broker, bank or other nominee.
Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting
Unless you previously elected to receive paper copies of our proxy materials, we are sending our shareholders a Notice Regarding the Availability of Proxy Materials for the Annual Meeting (the “Notice”) that will instruct you on how to access the proxy materials and proxy card to vote your shares by telephone or over the internet. If you would like to receive a paper copy of our proxy materials free of charge, please follow the instructions included in the Notice.
It is anticipated that the Notice will be mailed to shareholders on or before April 28, 2023.
This Proxy Statement and our Annual Report are available to shareholders online at http://ir.columbiabankonline.com.
Participants in the Bank’s ESOP and 401(k) Plan
If you participate in the Columbia Bank Employee Stock Ownership Plan (the “ESOP”) or if you hold shares of Company common stock through the Columbia Bank Savings and Investment Plan (the “401(k) Plan”), you will receive a proxy card that reflects all shares you may vote under the plans. Under the terms of the ESOP, the ESOP trustee votes all shares held by the ESOP, but each ESOP participant may direct the trustee how to vote the shares of common stock allocated to his or her account. The ESOP trustee, subject to the exercise of its fiduciary duties, will vote all unallocated shares of Company common stock held by the ESOP and allocated shares for which it does not receive timely voting instructions in the same proportion as shares for which it has received timely voting instructions. Under the terms of the 401(k) Plan, a participant may direct the 401(k) Plan trustee how to vote the shares of Columbia Financial common stock credited to his or her account in the 401(k) Plan. The trustee will vote all shares for which it does not receive timely instructions in the same proportion as shares for which it has received timely instructions. The deadline for returning your voting instructions to each plan’s trustee is June 1, 2023.

CORPORATE GOVERNANCE

General
The Company periodically reviews its corporate governance policies and procedures to ensure that the Company meets the highest standards of ethical conduct, reports results with accuracy and transparency and maintains full compliance with the laws, rules and regulations that govern the Company’s operations. As part of this periodic corporate governance review, the Board of Directors reviews and adopts best corporate governance policies and practices for the Company.
Code of Ethics and Business Conduct
The Company has adopted a Code of Ethics and Business Conduct that applies to all of its directors, officers and employees, including its principal executive officer, principal financial officer and principal accounting officer and persons performing similar functions. The Code of Ethics and Business Conduct is available upon written request to Corporate Secretary, Columbia Financial, Inc., 19-01 Route 208 North, Fair Lawn, New Jersey 07410 and on the Company’s website at http://ir.columbiabankonline.com. If the Company amends or grants any waiver from a provision of the Code of Ethics and Business Conduct that applies to its executive officers, it will publicly disclose such amendment or waiver on its website and as required by applicable law, including by filing a Current Report on Form 8-K with the SEC.
Director Independence
Nasdaq Listing Rules require that a majority of our directors and each member of our Audit Committee, Compensation Committee and Nominating/Corporate Governance Committee be independent. A director may be determined to be independent only if the Board has determined that he or she has no relationship with the Company that, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.
The Nominating/Corporate Governance Committee advises and makes recommendations to the full Board regarding director independence. After considering the committee’s recommendations, the Board affirmatively determined that all current members of the Board, other than Mr. Kemly, are independent directors and independent for purposes of the committees on which they serve in accordance with applicable Nasdaq and SEC independence rules and requirements. The Board determined that Mr. Kemly is not independent because he is the President and Chief Executive Officer of the Company.
To determine the independence of the directors, the Board considered certain transactions, relationships, or arrangements between those directors, their immediate family members, or their affiliated entities, on the one hand, and the Company, on the other hand. Certain directors, their respective immediate family members, and/or affiliated entities have deposit or credit relationships with Columbia Bank in the ordinary course of business. The Board determined that these transactions, relationships, or arrangements were made in the ordinary course of business, were made on terms comparable to those that could be obtained in arms’ length dealings with an unrelated third party, were not criticized or classified, non-accrual, past due, restructured or a potential problem, complied with applicable banking laws, and did not otherwise impair any director’s independence.
Board Leadership Structure
Our Board of Directors has determined that the separation of the offices of Chair of the Board and President and Chief Executive Officer enhances Board independence and oversight. Moreover, the separation of the positions of Chair of the Board and President and Chief Executive Officer enables the President and Chief Executive Officer to focus on his responsibilities of running Columbia Financial and Columbia Bank and expanding and strengthening our franchise while enabling the Chair of the Board to lead the Board of Directors in its fundamental role of providing advice to and independent oversight of management. Consistent with this determination, Noel R. Holland, who is independent under the listing requirements of the Nasdaq Stock Market, Inc., serves as Chair of the Board and Thomas J. Kemly serves as President and Chief Executive Officer.

Board Oversight of Risk
Our Board of Directors believes that effective risk management and control processes are critical to our safety and soundness, our ability to predict and manage the challenges that we face and, ultimately, our long-term corporate success. Our Board of Directors, both directly and through its committees, is responsible for overseeing our risk management processes, with each of the committees of our Board of Directors assuming a different and important role in overseeing the management of the risks the Company faces. The Risk Committee, which is comprised of the entire Board of Directors, oversees the identification and management of the various risks we face including, among other things, financial, credit, collateral, consumer compliance, operational, Bank Secrecy Act, fraud, cyber-security, vendor, and insurable risks.
The Audit Committee of the Board of Directors is responsible for overseeing risks associated with financial matters (particularly financial reporting, accounting practices and policies, disclosure controls and procedures and internal control over financial reporting). The Compensation Committee of the Board of Directors has primary responsibility for risks and exposures associated with our compensation policies, plans and practices, regarding both executive compensation and the Company’s compensation structure. In particular, our Compensation Committee, in conjunction with our President and Chief Executive Officer and other members of our management, as appropriate, reviews our incentive compensation arrangements to ensure these programs are consistent with applicable laws and regulations, including safety and soundness requirements, and do not encourage imprudent or excessive risk-taking by our employees. The Compensation Committee is also responsible for oversight of our policies and strategies relating to human capital management. The Nominating/Corporate Governance Committee of the Board of Directors oversees risks associated with the independence of our Board of Directors and potential conflicts of interest and also is responsible for review and oversight of our environmental, social and governance policies and activities.
Our senior management is responsible for implementing our risk management processes by assessing and managing the risks we face, including strategic, operational, regulatory, investment and execution risks, on a day-to-day basis, and reporting to our Board of Directors regarding our risk management processes. Our senior management is also responsible for creating and recommending to our Board of Directors for approval appropriate risk appetite metrics reflecting the aggregate levels and types of risk we are willing to accept in connection with the operation of our business and pursuit of our business objectives.
The role of our Board of Directors in our risk oversight is consistent with our leadership structure, with our President and Chief Executive Officer and the other members of senior management having responsibility for assessing and managing our risk exposure, and our Board of Directors and its committees providing oversight in connection with those efforts. We believe this division of risk management responsibilities presents a consistent, systemic, and effective approach for identifying, managing and mitigating risks throughout our operations.
Meetings and Committees of the Board of Directors
The Company conducts business through meetings of its Board of Directors and its committees. All members of the Company’s Board of Directors also serve on the Bank’s Board of Directors. In the fiscal year ended December 31, 2022, the Boards of Directors of the Company and the Bank each held 8 regular meetings in 2022 and the Boards of Directors of the Company and the Bank held 3 joint regular board meetings. In 2022, the Boards of Directors of the Company and the Bank held 6 joint special meetings and the Board of Directors of the Bank held 3 special meetings. No director attended fewer than 75% of the total meetings of the Company’s Board of Directors and committees on which such director served.
The Board of Directors of the Company maintains an Audit Committee, a Compensation Committee, a Nominating/Corporate Governance Committee, and a Risk Committee. The Board of Directors has adopted a written charter for each committee, other than the Risk Committee, that, among other things, specifies the scope of each committee’s rights and responsibilities. A copy of each committee charter is available in the Investor Relations section of the Company’s website at http://ir.columbiabankonline.com.
The following table identifies our standing committees and their members as of the Record Date. All members of each committee listed below are independent in accordance with the listing standards of the Nasdaq Stock Market, Inc., except for Thomas J. Kemly.

Director	Audit Committee	Compensation Committee	Nominating/ Corporate Governance Committee	Risk Committee
Noel R. Holland	✓	✓	✓	✓ *
Thomas J. Kemly				✓
James M. Kuiken	✓	✓		✓
Michael Massood, Jr.	✓ *		✓	✓
Elizabeth E. Randall		✓ *	✓	✓
Lucy Sorrentini	✓	✓		✓
Daria S. Torres	✓		✓	✓
Robert Van Dyk		✓	✓ *	✓
Paul Van Ostenbridge				✓

*
Denotes Chairperson

The following is a description of each of the Company’s Board committees:
Audit Committee	Meetings During 2022: 8
Michael Massood, Jr. (Chair) Noel R. Holland James M. Kuiken Lucy Sorrentini Daria S. Torres
The Audit Committee assists the Board of Directors in discharging its duties related to the integrity of our financial statements, our compliance with legal and regulatory requirements, our independent auditors’ qualifications, independence and performance, the performance of our internal audit function, our accounting and financial reporting process and financial statement audits.
The Board of Directors has determined that Michael Massood, Jr. is an audit committee financial expert under the rules of the Securities and Exchange Commission.
All members of the Audit Committee are independent and meet the additional Nasdaq and SEC independence standards for Audit Committee members.

Compensation Committee	Meetings During 2022: 11
Elizabeth E. Randall (Chair) Noel R. Holland James M. Kuiken Lucy Sorrentini Robert Van Dyk	The responsibilities of the Compensation Committee include: (i) overseeing the Company’s overall compensation structure, policies and programs, and assessing whether the Company’s compensation structure establishes appropriate incentives for management and employees; (ii) reviewing and approving annually the corporate goals and objectives applicable to the compensation of the President and Chief Executive Officer, evaluating annually the President and Chief Executive Officer’s performance in light of these goals and objectives, and recommending the President and Chief Executive Officer’s compensation level based on this evaluation; (iii) in collaboration with the President and Chief Executive Officer, reviewing and evaluating the performance of the Company’s executive officers and approving such other executive officers’ compensation and benefits; (iv) administering the Company’s incentive compensation and equity-based plans; reviewing and making recommendations to the Board of Directors regarding employment or severance arrangements or plans; (v) reviewing the Company’s incentive compensation arrangements to determine whether they encourage any excessive risk-taking, reviewing at least annually the relationship between risk management policies and practices and compensation and evaluating

Compensation Committee (cont’d)

compensation policies and practices that could mitigate any such risk; (vi) retaining such compensation consultants, legal counsel or other advisors as the Compensation Committee deems necessary or appropriate for it to carry out its duties, with direct responsibility for the appointment, compensation and oversight of work of such consultants, counsels and advisors; (vii) approving equity awards as permitted by the terms of any equity based plan; (viii) reviewing and making recommendations to the Board of Directors with respect to the compensation of the Company’s non-employee directors; (ix) developing a succession plan for our executive officer positions, reviewing it periodically and developing and evaluating potential candidates for succession; (x) oversight of our policies and strategies relating to human capital management; and (xi) reviewing the Compensation Committee’s performance and the adequacy of its charter on an annual basis.
All members of the committee are independent.

Nominating/Corporate Governance Committee	Meetings During 2022: 4
Robert Van Dyk (Chair) Noel R. Holland Michael Massood, Jr. Elizabeth E. Randall Daria S. Torres
The responsibilities of the Nominating/Corporate Governance Committee include: (i) developing policies on the size and composition of the Company’s Board of Directors; (ii) developing and recommending to the Board of Directors criteria to be used in identifying and selecting nominees for director; (iii) reviewing possible candidates for election to the Board of Directors; (iv) recommending to the Board of Directors candidates for election or re-election to the Board of Directors; (v) recommending committee structure, composition and assignments; (vi) conducting an annual performance evaluation of the Board of Directors and its committees; (vii) reviewing the Company’s strategies and polices regarding environmental, social and governance matters; (viii) providing for orientation of new board members and continuing education and development opportunities for board members; and (ix) reviewing the Nominating/Corporate Governance Committee’s performance and the adequacy of its charter on an annual basis.
All members of the committee are independent.

Risk Committee	Meetings During 2022: 4
Noel R. Holland (Chair) Thomas J. Kemly James M. Kuiken Michael Massood, Jr. Elizabeth E. Randall Lucy Sorrentini Robert Van Dyk Daria S. Torres Paul Van Ostenbridge
The Risk Committee oversees the identification and management of the various risks we face including, among other things, financial, credit, collateral, consumer compliance, operational, Bank Secrecy Act, fraud, cyber-security, vendor and insurable risks.
All members of the committee are independent, except for Mr. Kemly.

Additionally, the Board of Directors maintains a Technology Committee and an Operations and Strategic Planning Committee, each of which are joint committees of the Company and the Bank. The Technology Committee provides oversight of the Company’s technology operations, including oversight of the Company’s information security and cybersecurity risk management. The Operations and Strategic Planning Committee provides oversight of the Company’s strategic planning initiatives, including oversight of the Company’s strategic plan.

Nominating/Corporate Governance Committee Procedures for Shareholder Director Nominations
The Nominating/Corporate Governance Committee has adopted a set of criteria that it considers when it selects individuals to be nominated for election to the Board of Directors.
Minimum Qualifications.   First, a candidate must meet the eligibility requirements set forth in the Company’s Bylaws, which include an age limitation. A candidate also must meet any qualification requirements set forth in any Board or committee governing documents.
The Nominating/Corporate Governance Committee will consider the following criteria in selecting nominees: contributions to the range of talent, skill and expertise appropriate for the Board; financial, regulatory and business experience; knowledge of the banking and financial services industries; familiarity with the operations of public companies and ability to read and understand financial statements; familiarity with the Company’s market area and participation in and ties to local businesses and local civic, charitable and religious organizations; personal and professional integrity, honesty and reputation; ability to represent the best interests of the shareholders of the Company and the best interests of the Bank; ability to devote sufficient time and energy to the performance of his or her duties; independence; current equity holdings in the Company; and any other factors the Nominating/Corporate Governance Committee deems relevant, including age, diversity, size of the Board of Directors and regulatory disclosure obligations. In its consideration of diversity, the Nominating/Corporate Governance Committee seeks to create a Board that is strong in its collective knowledge and that has a diverse set of skills and experience with respect to management and leadership, vision and strategy, accounting and finance, business operations and judgment, industry knowledge and corporate governance.
In addition, prior to nominating an existing director for re-election to the Board of Directors, the Nominating/ Corporate Governance Committee will consider and review an existing director’s Board and committee attendance and performance; length of Board service; experience, skills and contributions that the existing director brings to the Board; and independence.
Director Nomination Process.   The process that the Nominating/Corporate Governance Committee follows when it identifies and evaluates individuals to be nominated for election to the Board of Directors is as follows:
For purposes of identifying nominees for the Board of Directors, the Nominating/Corporate Governance Committee relies on personal contacts of the committee members and other members of the Board of Directors, as well as its knowledge of members of the communities served by the Bank. The Nominating/ Corporate Governance Committee also will consider director candidates recommended by shareholders in accordance with the policy and procedures set forth below. The Nominating/Corporate Governance Committee has not previously used an independent search firm to identify nominees.
In evaluating potential nominees, Nominating/Corporate Governance Committee determines whether the candidate is eligible and qualified for service on the Board of Directors by evaluating the candidate under the selection criteria set forth above. In addition, the Nominating/Corporate Governance Committee will conduct a check of the individual’s background and interview the candidate to further assess the qualities of the prospective nominee and the contributions he or she would make to the Board.
Consideration of Recommendation by Shareholders.   To submit a recommendation of a director candidate to the Nominating/Corporate Governance Committee, a shareholder must submit the following information in writing, addressed to the Chair of the Nominating/Corporate Governance Committee, care of the Corporate Secretary, at the main office of the Company:
1.
The name of the person recommended as a director candidate;

2.
All information relating to such person that is required to be disclosed in solicitations of proxies for election of directors pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended;

3.
The written consent of the person being recommended as a director candidate to being named in the proxy statement as a nominee and to serving as a director if elected;

4.
As to the shareholder making the recommendation, the name and address, as they appear on the

Company’s books, of such shareholder; provided, however, that if the shareholder is not a registered holder of the Company’s common stock, the shareholder should submit his or her name and address along with a current written statement from the record holder of the shares that reflects ownership of the Company’s common stock; and
5.
A statement disclosing whether such shareholder is acting with or on behalf of any other person and, if applicable, the identity of such person.

In order for a director candidate to be considered for nomination by the Board of Directors at the Company’s Annual Meeting of shareholders, the recommendation must be received by the Nominating/Corporate Governance Committee at least 120 calendar days prior to the date the Company’s proxy statement was released to shareholders in connection with the previous year’s annual meeting, advanced by one year.
Board Self-Assessment
The Board has established an annual self-assessment process of the Board’s effectiveness each year. The self-assessment process, which is managed by the Nominating/Corporate Governance Committee, involves completion of annual surveys, review, and discussion of the results of the surveys by both the committee and the full Board and communication of feedback to management to improve policies, processes and procedures to support Board and committee effectiveness. In 2022, the Board completed an evaluation of the Board and the Board committees.
Board Education
The Company believes that continuing director education is essential to the ability of directors to fulfill their roles. We provide both internal and external educational opportunities and association memberships for our directors. We encourage directors to participate in external continuing director education programs, and we reimburse directors for their expenses associated with such activities. Continuing director education also is provided during Board meetings and as stand-alone information sessions outside of meetings. Management, as well as subject matter experts on corporate governance and other matters relevant to Board service, including matters related to the financial services industry, update our Board members on a regular basis.
Attendance at the Annual Meeting
The Board of Directors encourages directors to attend the annual meeting of shareholders. All of the Company’s directors attended the Company’s 2022 annual meeting of shareholders.
Diversity, Equity and Inclusion Policy
The Company’s Board of Directors has adopted a Diversity, Equity and Inclusion Policy Statement as a reflection of the Company’s belief that diversity and inclusion are both a competitive advantage and a core tenet of the future success of the Company and its affiliates. The Company believes that a diverse Board of Directors and workforce increases its creativity and innovation, promotes higher quality decisions, enhances economic growth, and represents the shareholders and customers it serves. The Company is committed to ensuring that it is diverse across all levels of the organization and that its policies, practices, and actions promote inclusion and continue to strengthen the Company’s ability to attract, develop and retain the best talent, while accelerating business growth, increasing shareholder value, and supporting its local communities. The Company recognizes that diversity, equity and inclusion will only be achieved by its continued compliance with applicable laws, and the commitment and accountability at the most senior levels of the organization. Our Board of Directors, executive management and leadership teams are committed to working together to implement a comprehensive strategy to support, promote, and accelerate diversity, equity and inclusion across the Company with a focus on achieving sustained results, value, and impact.
Board Matrix
The following matrix provides information regarding the members of the Company’s Board of Directors as of April 3, 2023, including certain types of knowledge, skills, experiences, and attributes (including those derived from technical or managerial expertise and those derived through working knowledge) possessed by one or more of our directors which our Board believes are relevant to our business, and industry. The matrix does not encompass all the knowledge, skills, experiences or attributes of our directors, and the fact that a particular knowledge, skill, experience or attribute is not listed does not mean that a director does not possess it. In addition, the absence of a particular knowledge, skill, experience, or attribute with respect to any of our directors does not mean the director in question is unable to contribute to the decision-making process in that area. The type and degree of knowledge, skill and experience listed below may vary among the members of the Board of Directors.
Knowledge, Skills and Experience	Holland	Kemly	Kuiken	Massood	Randall	Sorrentini	Torres	Van Dyk	Van Ostenbridge
Audit	•	•	•	•	•	•	•	•	•
Banking and Financial Services, Financial Reporting and Accounting	•	•	•	•	•	•	•	•	•
Business Operations	•	•	•	•	•	•	•	•	•
Commercial Real Estate/Market Knowledge	•	•	•	•	•	•		•	•
Consumer Business	•	•	•	•	•	•	•	•	•
Corporate Governance/Ethics	•	•	•	•	•	•	•	•	•
Customer Focus and Community Engagement	•	•	•	•	•	•	•	•	•
Environmental Sustainability Practices	•	•	•	•	•	•	•	•	•
Executive Leadership Experience	•	•	•	•	•	•	•	•	•
HR, Human Capital Management, Executive Compensation and Benefits	•	•	•	•	•	•	•	•	•
Legal and Regulatory Compliance	•	•	•	•	•	•	•	•	•
Mergers and Acquisitions	•	•	•	•	•	•	•	•	•
Public Company Experience	•	•	•	•	•	•	•	•	•
Strategic Planning	•	•	•	•	•	•	•	•	•
Technology/IS/Cyber	•	•	•	•	•		•	•	•
Risk Management	•	•	•	•	•	•	•	•	•
Demographics Race/Ethnicity
African American							•
White/Caucasian	•	•	•	•	•			•	•
Hispanic/Latino						•
Gender
Male	•	•	•	•				•	•
Female					•	•	•
Board Tenure
Years	28	17	3	20	20	3	2	29	4
Environmental, Social and Governance
The Nominating/Corporate Governance Committee is responsible for reviewing the Company’s strategies, activities, and policies regarding sustainability and other environmental, social and governance (“ESG”) related matters and to make recommendations to the Board with respect to such matters. Additionally, the Compensation Committee is designated with the oversight of human capital management, including diversity, equity and inclusion (“DEI”).
To support ESG initiatives, the Company has an ESG Committee, which is chaired by the Executive Vice President, Corporate Governance & Culture, and supported by various cross-functional members representing Human Resources, Risk Management, Community Development, Facilities and Executive Leadership. The Company engaged a consultant to quantify the actions the Company takes to serve as a responsible corporate citizen and assist with the ESG strategies of the Company and the Bank. We anticipate publishing a corporate responsibility report later this year.
Our Commitment to Our Employees
We consider our employees to be our most valuable asset and we promote an environment that is both rewarding and challenging. We offer many different programs and initiatives to develop our workforce and to ensure the work culture matches our mission of offering a challenging and rewarding work environment for employees while promoting programs that support wellness and the quality of employees’ lives.
Attracting and Retaining Top Talent.   Our Human Resources and Learning and Development departments have action plans designed specifically to facilitate the screening, acquisition, development, and performance management of a talent pool that aligns with the initiatives of the Company, including promoting quality customer service and enhancing the client experience throughout Columbia Bank. In order to retain our talented workforce, we provide a competitive compensation and benefits program to help meet the needs of our employees. We also offer annual incentive programs to further reward our employees based on their performance.
Employee Volunteer Programs.   We encourage our employees to get involved with their communities and through “Team Columbia” our employees participate in many outreach programs and volunteer events.
Employee Recognition.   We host various employee events such as the Annual Service Awards Dinner, Community Service Dinner, and other events to further promote our culture and to provide opportunities for employee engagement, both in person and through virtual events.
Learning and Development.   Our employees receive continuing education courses that are relevant to the banking industry and their job function within the Company. To support our communication and training initiatives, in addition to in-person training, we maintain a Learning Management System, a virtual classroom and an eLearning authoring tool that allows all job functional and soft skills training to be offered at a distance for all employees.
Internship and Development Programs.   We run an annual Summer Internship Program and an Associate Development Program. We source candidates through New Jersey state school partnerships, on-line forums and soliciting local students participating in Diverse Student Body organizations throughout the state. We also leverage partnerships with historically Black colleges and universities to introduce more diversity to banking.
Succession Planning.   Succession planning is a critical driver of our transformation. Succession planning efforts are helping our organization become what it needs to be, rather than simply recreating the existing organization. In addition to the Associate Development Rotation Program for recent college graduates, we offer a Career Development Program for rising stars, Leadership Development Program in support of building our leadership pipeline, and the Stonier/Wharton School Program.
Workplace Safety.   We have policies and programs in place that protect our employees and invest in their well-being and communicate our program to employees both through internal communication and bulletin board postings.
Additional disclosures about human capital management can be found in our 2022 Annual Report on Form 10-K filed with the SEC.
Our Commitment to Diversity, Equity, and Inclusion
Our DEI strategy focuses on increasing representation, education, teamwork and collaboration. We believe that diversity is a core tenet of our future success. We look to develop a diverse employee base to better reflect our customer base and local community A diverse Board of Directors and workforce increase our creativity and innovation, promote higher quality decisions, enhance economic growth, and represent the shareholders and customers we serve.
•
We have a DEI Committee, a Diversity Officer and an Ambassador group made up of employees across Columbia Bank to serve as champions for all diversity events and initiatives offered across

Columbia Bank. The members provide a sounding board for innovative ideas for our DEI mission to ensure we are representing our values and fostering an inclusive culture.
•
We practice equity recruiting practices to find top diverse talent and onboard such individuals into the Company.

•
We include DEI perspectives in our social media, marketing, and branding strategy.

•
We have eight Employee Resource Groups to further promote an inclusive work environment.

As of April 3, 2023, our total employee population is comprised of 60.4% women and 37.3% minorities. The following charts show the diversity of our Board of Directors and officers as of April 3, 2023:
Board Diversity Matrix
Total Number of Directors: 9
Part I: Gender Identity	Female	Non Minority	% of Female
Directors	3	6	33.3%
Part II: Demographic Background	Minority	Non Minority	% of Minorities
African American or Black	1
Hispanic or Latinx	1
White		7
	2	7	22.2%
Senior Policy Executives Matrix
Total Number of Senior Policy Executives: 11
Part I: Gender Identity	Female	Male	% of Female
Senior Policy Executives	3	8	27.3%
Part II: Demographic Background	Minority	Non- Minority	% of Minorities
African American or Black	1
Hispanic or Latinx	1
White		8
Asian	1
	3	8	27.3%

Senior Vice Presidents and Above Matrix
Total Number of Senior Vice Presidents and Above: 40
Part I: Gender Identity	Female	Male	% of Female
Senior Vice Presidents and Above	12	28	30.0%
Part II: Demographic Background	Minority	Non Minority	% of Minorities
African American or Black	2
Hispanic or Latinx	2
White		32
Asian	4
	8	32	20.0%
Our Board of Directors, executive management, and leadership teams are committed to working together to implement a comprehensive strategy to support, promote, and accelerate diversity and inclusion across the organization with a focus on achieving sustained results, value and impact.
Our Commitment to Our Communities
As a Company committed to improving the communities it serves, “Team Columbia,” the Company’s volunteering initiative, has a long legacy of giving back to its communities. The Company strives for 100% participation in Team Columbia events from employees, officer and its Board of Directors throughout the year. In 2022,
•
Team Columbia assisted 117 organizations with 215 events and more than 5,440 volunteer hours.

•
We conducted 100 financial literacy presentations to improve financial knowledge within our communities.

•
Columbia Bank received the New Jersey Bankers Association 2022 Community Service Award, which recognizes companies that exhibit outstanding efforts to improve the lives of New Jersey citizens and the communities in which they live.

•
Columbia Bank and the Columbia Bank Foundation collectively provided over $3.0 million in donations, sponsorships, and grants to approximately 807 organizations, with a focus on the following areas: affordable housing, community investment and economic development, financial literacy and education, health and human services, food insecurity, environmental sustainability and the arts.

•
Columbia Bank offered Forward Checking which is a safe and affordable checking product certified by BankOn.

•
Columbia Bank offered Columbia Cares Non-Profit Checking, which is available to non-profits or 501(c)(3) organizations.

•
Columbia Bank continued its participation in the State of New Jersey Neighborhood Revitalization Tax Credit Program to support affordable housing in its market area.

•
Columbia Bank originated 679 mortgage loans to low-to-moderate income borrowers and 441 mortgage loans in low-to-moderate census tracts.

•
We continued to expand our digital banking services in order to enhance the digital banking services provided to our customers.

Our Commitment to the Environment
We believe that we all have a responsibility to reduce our carbon footprint and improve sustainability. We are mindful of recycling, energy efficiency and our use of resources. Some of the ways in which we fulfill this responsibility include:
•
We are not a direct lender to the fossil fuel industry.

•
We have significantly reduced the use of paper through our digital banking initiatives, including paperless mortgage applications and processes, the utilization of electronic portals rather than paper documents, and incentivizing E-statements.

•
We conserve energy using building energy management systems and motion sensor lighting controls.

•
We offer a hybrid work environment, which decreases employee required commuting by upwards of 50%, thereby decreasing gas consumption and carbon emissions.

We continue to explore other ways in which we can reduce our impact on the environment.
Our Commitment to Governance
The Board of Directors is committed to maintaining high corporate governance standards. We accomplish this through the following:
•
All directors, other than the CEO, are independent based on NASDAQ and SEC requirements.

•
Our Chairperson is independent of management.

•
We have adopted a Code of Ethics and Business Conduct that sets expectations aligned with our core values.

•
We have adopted a Corporate Governance Policy that sets forth our policies for effective governance.

•
We have a robust risk management system and a strong culture of risk management.

The Board of Directors believes that advancing ESG and DEI initiatives, coupled with maintaining proper, transparent governance, will drive long-term benefits for our shareholders, customers, employees and communities.

PROPOSAL 1 — ELECTION OF DIRECTORS

The Company’s Board of Directors consists of nine members, all of whom are independent under the current listing standards of the Nasdaq Stock Market, Inc. except for Thomas J. Kemly, who is the President and Chief Executive Officer of the Company and the Bank. In determining the independence of its directors, the Board considered transactions, relationships or arrangements between the Company, the Bank and its directors that are not required to be disclosed in this proxy statement under the heading “Transactions with Related Persons.” The Board is divided into three classes with approximately three-year staggered terms, with approximately one-third of the directors elected each year.
At the Annual Meeting, shareholders will be asked to elect three directors to serve for a term of three years to expire at the 2026 Annual Meeting of the Company’s shareholders.
The Board of Directors recommends a vote FOR the election of each of the director nominees.
Information regarding the Board of Directors’ nominees for election at the Annual Meeting is provided below. Unless otherwise stated, each director has held his or her current occupation for the last five years. The age indicated for each individual is as of April 3, 2023. There are no family relationships among the directors, nominees, or executive officers. The indicated period of service as a director includes service as a director of the Bank.

Nominations for Directors
Term Expiring in 2023
MICHAEL MASSOOD, JR. Age: 69 Director Since: 2003
Biographical Information:
President of Massood & Company, P.A., CPAs, a certified public accounting firm.
Qualifications:
As a certified public accountant, Mr. Massood provides the Board of Directors with critical experience regarding accounting and financial matters. Mr. Massood’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities Columbia Bank serves affords the Board of Directors valuable insight regarding the business and operation of Columbia Bank.

ELIZABETH E. RANDALL Age: 69 Director Since: 2003
Biographical Information:
Commissioner of the Bergen County Improvement Authority and also currently serves as a member of the audit committee of the New Jersey Municipal Excess Liability Insurance Fund. From 2004 to 2006, Ms. Randall served on the Bergen County Board of Chosen Freeholders. Prior to that, Ms. Randall served as the New Jersey Commissioner of Banking and Insurance. Ms. Randall also served as a member of the Board of Directors of the YWCA of Northern New Jersey.
Qualifications:
Ms. Randall’s service as an elected and appointed government official, as well as her prior bank regulatory experience, provides the Board of Directors with invaluable insight into the needs of the local communities that Columbia Bank serves.

DARIA S. TORRES Age: 48 Director Since: 2021
Biographical Information:
Ms. Torres is the founder and Managing Partner of Walls Torres Group, LLC, a strategic management consulting firm that works with leading corporations, non-profits and charitable organizations to grow and achieve their business objectives. Ms. Torres has more than 20 years of experience as a strategy consultant and advisor to CEOs, boards and executive teams.
Qualifications:
Ms. Torres’ vast knowledge and experience as an executive-level strategist and advisor is a valuable asset to our leadership and complements the Board’s existing mix of skills and experience.

Directors Continuing in Office
Term Expiring in 2024
NOEL R. HOLLAND Age: 72 Director Since: 1995
Biographical Information:
Partner in the law firm of Andersen & Holland, located in Midland Park, New Jersey, from January 1976 until his retirement in March 2017.
Qualifications:
Mr. Holland’s expertise as a partner in a law firm, and his real estate transactional experience and involvement in business and civic organizations in the communities Columbia Bank serves, provide the Board of Directors with valuable insight. Mr. Holland’s years of providing legal counsel and operating a law office position him well to continue to serve as a director of a public company.

ROBERT VAN DYK Age: 70 Director Since: 1994
Biographical Information:
President and Chief Executive Officer of Van Dyk Health Care, a health care services company, since July 1994 and the President and Chief Executive Officer of two other hospitals since 1980. He serves on many charitable and civic organizations, including colleges, universities, hospitals, religious organizations and foundations within the communities that Columbia Bank serves. In addition, Mr. Van Dyk has been actively involved in various organizations for the past 20 years, and he served as chair of two separate national health care organizations.
Qualifications:
Mr. Van Dyk’s strong business background, as well as his experience and expertise with respect to regulated industries, provides the Board of Directors with invaluable insight into the needs of the local communities that Columbia Bank serves.

LUCY SORRENTINI Age: 58 Director Since: 2020
Biographical Information:
Lucy Sorrentini is a Strategy Consultant and Certified Executive Coach and the Founder and CEO of Impact Consulting, LLC a woman and minority-owned human capital and organizational development consulting firm headquartered in New York. Prior to starting her own firm, Ms. Sorrentini was a Member of the Global Human Resources Executive Team and Chief Diversity and Inclusion Officer at Booz Allen Hamilton. Ms. Sorrentini also serves as the Chair and Strategic Advisor of the New York Women’s Foundation’s Latina Philanthropy Circle, Girls Incorporated and the Acceleration Project
Qualifications:
Ms. Sorrentini’s extensive experience with respect to human capital strategy, and human resources and diversity matters, provides the Board of Directors with valuable insight into the operational and business needs of the Company and the Bank.

Term Expiring in 2025
THOMAS J. KEMLY Age: 65 Director Since: 2006
Biographical Information:
Mr. Kemly was appointed President and CEO of Columbia Bank in 2012. He has since led Columbia Bank on a steady growth trajectory by spearheading organic growth, Columbia Financial, Inc.’s IPO and strategic acquisitions. With over 40 years of experience, Mr. Kemly has been an active and influential figure in banking. Most recently, Mr. Kemly was elected to the Federal Home Loan Bank of New York’s Board of Directors and was named to the Power 100 List by NJBIZ, a statewide business publication. Throughout his career he has worked to advance housing opportunities for families of all incomes, accelerate local community development and increase charitable giving efforts. Mr. Kemly expanded the Bank’s “Team Columbia” initiatives, where the Bank encourages employees to volunteer at local organizations and participate in meaningful community events. In conjunction with the Company’s IPO in 2018, he grew the Columbia Bank Foundation to one of the largest private giving foundations in the State of New Jersey. Mr. Kemly was the former chair of the New Jersey Bankers Association and currently serves as a board member of that organization. He also serves as a board member of CIANJ, was the former president of FMS, and currently serves as the Chair of the Columbia Bank Foundation.
Mr. Kemly began his Columbia Bank career in 1981 and has held a number of positions, including Chief Financial Officer and Chief Operating Officer, before becoming President and Chief Executive of the Bank.
Qualifications:
Mr. Kemly’s extensive experience in the local banking industry and involvement in business and civic organizations in the communities Columbia Bank serves affords the Board of Directors valuable insight regarding the business and operation of Columbia Bank. Mr. Kemly’s knowledge of Columbia Financial’s and Columbia Bank’s business and history, combined with his success and strategic vision, position him well to continue to serve as our President and Chief Executive Officer.

JAMES M. KUIKEN Age: 52 Director Since: 2020
Biographical Information:
Mr. Kuiken has served as the Director of Operations of Roche Molecular Systems, Inc., a company that develops, manufactures and supplies diagnostic and blood screening test products, since April 2014. Prior to that time, Mr. Kuiken served in various other capacities at Roche Molecular Systems, Inc.
Qualifications:
Mr. Kuiken’s extensive experience with respect to operational matters at a large multinational corporation will provide the Board of Directors with valuable insight into the operational and business needs of the Company and Columbia Bank.

Term Expiring in 2025
PAUL VAN OSTENBRIDGE Age: 70 Director Since: 2019
Biographical Information:
Mr. Van Ostenbridge served as President and Chief Executive Officer of Stewardship Financial Corporation and Atlantic Stewardship Bank from 1985 until their acquisition by the Company on November 1, 2019.
Qualifications:
Mr. Van Ostenbridge’s extensive experience in the local banking industry and involvement in business, civic and charitable organizations in the communities Columbia Bank serves affords the Board of Directors with valuable insight regarding the business and operations of Columbia Bank.

COMPENSATION DISCUSSION AND ANALYSIS

The following compensation discussion and analysis (“CD&A”) provides a detailed description of the Company’s executive compensation philosophy, plans and programs, and the factors used by the Compensation Committee for determining 2022 compensation for the Named Executive Officers, identified pursuant to the rules of the SEC. This discussion should be read in conjunction with the compensation tables and accompanying narrative starting on page 38. For 2022, the following executive officers comprised our Named Executive Officers (collectively, our “NEOs”):
Named Executive Officer	Title
Thomas J. Kemly	President and Chief Executive Officer
Dennis E. Gibney	Executive Vice President and Chief Financial Officer
E. Thomas Allen, Jr.	Senior Executive Vice President and Chief Operating Officer
John Klimowich	Executive Vice President and Chief Risk Officer
Allyson Schlesinger	Executive Vice President, Head of Consumer Banking
W. Justin Jennings	Executive Vice President, Operations
Executive Summary
2022 Business Highlights and Results
The Company achieved another successful year in 2022. Below are some of the highlights of our financial and operational performance for the year ended December 31, 2022 in support of our strategic plan:
•
We completed the acquisition and integration of RSI Bank, a New Jersey savings bank in the private mutual holding company form of organization, with assets of approximately $595 million.

•
We reported annual net income of $86.2 million, or $0.82 per basic share and $0.81 per diluted share, relative to annual net income for 2021 of $92.0 million, or $0.88 per basic and diluted share.

•
Return on average assets and return on average equity for 2022 were 0.88% and 8.09%, respectively, relative to 1.01% and 8.98%, respectively for 2021.

•
We achieved asset growth of 12.8% and deposit growth of 5.7%.

•
Net interest income grew by 14.4% to $266.8 million.

•
Our non-performing assets were 0.06% of total assets at December 31, 2022.

•
We continued to advance several digital banking enhancements to support our customers and we enhanced the security and efficiency of our technology infrastructure.

•
We repurchased 4.5 million shares of our common stock during 2022.

•
We continued to enhance the diversity of our executive management team and Board of Directors.

The following charts highlight our financial performance over the five-year period beginning January 1, 2018 and ending December 31, 2022:

“Say on Pay Vote” and Shareholder Alignment
On June 22, 2022, shareholders voted on a non-binding resolution to approve the compensation for the Named Executive Officers, commonly referred to as a “Say on Pay” vote. The resolution was approved with an affirmative vote of 99.2% of votes cast, which reflects a strong vote of confidence in our executive compensation program and practices.
Executive Compensation and Shareholder Engagement
The Compensation Committee utilizes the following best practices to ensure that executive compensation is aligned with shareholder interests:
•
A significant portion of each of our Named Executive Officer’s total compensation is variable, and performance based.

•
Short- and long-term incentive payments are performance-based.

•
Performance-based equity awards also contain extended, service-based vesting requirements.

•
Executive stock ownership guidelines require executives to own and maintain a meaningful ownership position.

•
Incentive compensation is subject to recoupment under the Company’s “clawback” policy.

•
Employment agreement change in control provisions require a “double trigger” to be paid.

•
Employment agreements do not contain tax gross ups.

The Compensation Committee believes that each of these elements provides a meaningful reward opportunity to the NEOs, focuses our leadership team on our short-term financial results and long-term strategic objectives and links realized pay directly to performance.
Executive Compensation Philosophy
OBJECTIVE	COMPENSATION DESIGN CRITERIA
Accountability for Business Performance
•
Tie compensation in large part to the Company’s financial and operating performance, so that executives are held accountable for the performance of the business for which they are responsible and for achieving the goals stated in the Company’s annual Business Plan.

Accountability for Long-Term Equity Performance	• Include meaningful incentives to create long-term shareholder value while not promoting excessive risk taking.
Competition	• Reflect the competitive marketplace so we can attract, retain, and motivate talented executives throughout the volatility of business cycles.

2022 Executive Compensation Components
The three primary elements of our total direct compensation program for our NEOs and a summary of the actions taken by the Compensation Committee regarding those elements during fiscal year 2022 are set forth below.
Compensation Components	Link to Business and Talent Strategies	2022 Action
Base Salary (page 32)	• Competitive base salaries help attract and retain executive talent. • Amounts reflect each executive’s experience, performance and contribution to the Company.
•
Base salaries are subject to annual review in December of each year based on the Compensation Committee’s assessment of the executive’s individual performance during the year, a review of peer group practices for similar positions and consideration of base salary in relation to incentive compensation opportunities.

Short-Term Incentives (page 32)
•
Focus executives on achieving annual financial results that are key indicators of annual financial and operational performance.

•
Each NEO has an individual scorecard that sets forth his or her annual performance goals.

•
2022 goals were based on financial measures important to our business strategy.

•
Design of the PAIP (as defined herein) remained consistent with the prior year, while individual scorecards changed as is consistent with past practice and to ensure continued alignment with the Company’s financial and operational goals.

•
In March 2023, the Compensation Committee reviewed and approved all NEO incentive payouts for 2022 based on achievement of the performance goals.

Long-Term Equity Incentive Compensation (page 34)
•
Rewards financial results over a period of years that correlate to long-term shareholder value.

•
Encourages retention of our executive team through the use of multi-year vesting.

•
Aligns the compensation interests of our executives with the financial interests of our shareholders.

•
Encourages growth in our stock price.

•
Previously granted equity awards for all NEOs consisted of a combination of performance-based restricted stock, time-based restricted stock, and time-based stock options.

•
Other than with respect to Mr. Jennings, no equity awards were made to our NEOs during 2022.

Important Corporate Governance Policies
Our 2022 executive compensation program was based on the compensation philosophy adopted by our Compensation Committee and reflected the advice of the Compensation Committee’s independent compensation consultants (see page 29 below). The Compensation Committee is guided by the following key principles in determining the compensation structure for our executives:

WHAT WE DO	WHAT WE DO NOT DO

✓
Use an independent compensation consultant that is retained by and reports to the Compensation Committee

✓
Have significant stock ownership guidelines for our executives and directors

✓
Use competitive benchmarking for NEO compensation and non-employee director compensation

✓
Use meaningful incentives in our executives’ compensation that create long-term shareholder value while not incentivizing excessive risk-taking

✓
Grant equity that vests over multiple years

✓
Have short- and long-term incentive plans based on performance

✓
Limit perquisites to NEOs

✓
Tie incentive compensation to a clawback policy

X
No tax gross ups

X
No pledging of our stock

X
No hedging

X
No unapproved trading plans

X
No dividends on unvested/unearned equity

X
No excessive risk creation

X
No repricing of stock options

X
No “single trigger” change in control severance under employment agreements

Factors for Determining Compensation Role of Compensation Committee
The Compensation Committee is made up of independent directors as required under the Nasdaq listing rules. Details on the Compensation Committee’s functions are described in the Committee’s charter, which has been approved by the Board and is available on our Investor Relations website.
The Compensation Committee has the authority to obtain advice and assistance from internal or external legal, human resources, accounting or other experts, advisors, or consultants as it deems desirable or appropriate. The Compensation Committee has sole authority to retain and terminate any compensation consultant and to approve the fee arrangements and the terms of engagement. For 2022, the Compensation Committee engaged two independent consulting firms, each of which specializes in executive compensation (see page 29 below).
During 2022, the Compensation Committee reviewed and approved all aspects of compensation plans and policies applicable to the NEOs, including participation and performance measures. In carrying out its duties, the Compensation Committee considered the relationship of corporate performance to total compensation; set salary and incentive compensation levels; and reviewed the adequacy and effectiveness of various compensation and benefit plans. The Chair of the Compensation Committee reported committee actions to the Board following each committee meeting.
The Compensation Committee worked closely with Mr. Kemly to review and discuss his recommendations for the NEOs and other executive officers. The Compensation Committee also considered the market and peer group analysis provided by the compensation consultants to assess market practices, the mix of fixed and variable compensation, and the levels of compensation for each named executive. The Compensation Committee reviewed and approved individually determined salary increases for the other NEOs as recommended by Mr. Kemly for the 2022 calendar year.
The Compensation Committee reviewed and accepted the self-evaluation (including relevant quantitative and qualitative accomplishments) of Mr. Kemly for the 2021 calendar year and provided feedback to Mr. Kemly. The Compensation Committee used this evaluation in making compensation decisions concerning Mr. Kemly and approved a base salary increase for Mr. Kemly as recommended by the Chair of the Compensation Committee for the 2022 calendar year. Mr. Kemly does not make recommendations with respect to his own compensation or participate in the deliberations regarding the setting of his own compensation. Decisions related to Mr. Kemly’s 2022 compensation opportunities were made independently by the committee in consultation with its independent compensation consultants.
Role of CEO and Management
Members of our senior management team attend regular meetings in which executive compensation, Company performance, individual performance and competitive compensation levels and practices are discussed and evaluated. Only the Compensation Committee members can vote on decisions regarding NEO compensation. The CEO does not participate in the deliberations of the Compensation Committee with respect to his own compensation.
The Compensation Committee believes that even the best advice of a compensation consultant or other outside advisors must be combined with the input from senior management and the Compensation Committee’s own individual experiences and judgment to arrive at the proper alignment of compensation philosophy, programs, and practices. Members of senior management worked with the Compensation Committee to provide perspectives on reward strategies and how to align those strategies with the Company’s business and management retention goals. They provided feedback and insights into the effectiveness of the Company’s compensation programs and practices. The Compensation Committee looked to the CEO, other members of executive management, and outside legal counsel for advice in the design and implementation of compensation plans, programs, and practices. In addition, the CEO and other members of executive management at times attended portions of Compensation Committee meetings to participate in the presentation of materials and to discuss management’s point of view regarding compensation issues.
Role of Independent Compensation Consultants
The Compensation Committee retained the services of an independent compensation consultant, GK Partners (“GK Partners”), to perform a competitive assessment of the Company’s executive and director compensation programs, as well as to provide guidance on the changing regulatory environment governing executive compensation. The annual executive and director assessments include, but are not limited to, an assessment of the Company’s financial performance relative to its peers, an assessment of the Company’s compensation program compared to its peers, recommendations for total cash compensation opportunities (base salary and cash incentives), and a comparative benchmark study of executive compensation and non-employee director compensation.
In 2022, the Compensation Committee also retained Pearl Meyer, an independent compensation consultant, to assist it in developing a long-term performance-based equity incentive program for 2023.
Representatives of GK Partners and/or Pearl Meyer attended Compensation Committee and Board meetings during 2022, upon request, to review compensation data and participate in general discussions on compensation and benefits for the NEOs and the Board members. While the Compensation Committee considered input from its compensation consultants when making compensation decisions, the Compensation Committee’s final compensation decisions reflect many factors and considerations.
The Compensation Committee considered the independence of each of GK Partners and Pearl Meyer under applicable SEC and Nasdaq listing rules and concluded there was no conflicts of interest with respect to either compensation consultant.
Risk Considerations in Our Compensation Program
The Compensation Committee has assessed the Company’s compensation programs and has concluded that our compensation policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company. Our Compensation Committee has also assessed the Company’s executive and broad-based compensation and benefits programs to determine if the programs’ provisions and operations create undesired or unintentional risk of a material nature. Although the Compensation Committee reviews all compensation programs, it focuses on the programs with variability of payout, with the ability of a participant to directly affect payout and the controls on participant action and payout.
Based on the foregoing, we believe that our compensation policies and practices do not create significant inappropriate or unintended risk to the Company. We also believe that our incentive compensation arrangements provide incentives that do not encourage risk-taking beyond the organization’s ability to effectively identify and manage significant risks; that are compatible with effective internal controls and our risk management practices; and that are supported by the oversight and administration of the Compensation Committee with regard to executive compensation programs.
Peer Group and Benchmarking
The Compensation Committee believes benchmarking is a useful method to gauge both the compensation level and compensation mix for executives within competitive job markets that are relevant to the Company.
Competitive benchmarking is one of many factors considered by the Compensation Committee in making executive compensation decisions. The Compensation Committee generally reviews data gathered from the proxy statements of our peer group (as defined below) as well as industry surveys for benchmarking purposes in its review and analysis of base salaries, discretionary bonuses and short-term and long-term cash incentives, and equity grants to establish our executive compensation program. The Compensation Committee reviews the peer group annually and updates the peer group as appropriate to ensure that the peer group continues to consist of financial institutions with business models and demographics and a reasonable range of financial performance similar to the Company.
GK Partners, at the request of the Compensation Committee, conducted an annual comparative marketplace benchmarking study of NEO and non-employee director cash and equity compensation with respect to the Company’s peer group for the Compensation Committee to utilize in reviewing and approving compensation for the NEOs in 2022.
The Compensation Committee’s considered the following factors in reviewing its peer group: total assets, net income, ROE, ROAA, EPS, market capitalization, non-interest income, efficiency ratio, loan to asset ratio, loan to deposit ratio, number of full-time employees, and net income per employee. For purposes of reviewing and approving 2022 executive compensation, the Compensation Committee selected publicly traded financial institutions from the Northeast and Mid-Atlantic regions. The median asset size of the peer group was $13.2 billion as of June 30, 2022, placing the Company at slightly above the 25th percentile in asset size, with an asset size at June 30, 2022 of $9.8 billion. The peer group approved by the Compensation Committee for setting executive compensation for 2022 included the following 20 banks, 19 of which were used in the previous year:
Atlantic Union Bankshares Corp.	Independent Bank Group, Inc.
Berkshire Hills Bancorp, Inc.	Kearny Financial Corp.
Brookline Bancorp, Inc.	Lakeland Bancorp, Inc.
Community Bank System, Inc.	NBT Bancorp, Inc.
ConnectOne Bancorp, Inc.	Northfield Bancorp, Inc.
Customers Bancorp, Inc.	OceanFirst Financial Corp.
Dime Community Bancshares, Inc.	Peapack-Gladstone Financial Corp.
Eagle Bancorp, Inc.	Provident Financial Services, Inc.
Flushing Financial Corp.	Sandy Spring Bancorp, Inc.
Independent Bank Corp.	WSFS Financial Corp.
The peer group was also utilized by the Compensation Committee for purposes of determining compensation of non-employee directors for 2022.
Employment Agreements with our NEOs
The Compensation Committee believes that employment agreements are necessary to attract and retain qualified executives and ensure the stability of our executive management team. Our employment agreements with our NEOs generally set forth the terms of the executive’s employment with the Company and also promise severance benefits if the executive is involuntarily terminated without cause or, in some cases, if the executive voluntarily terminates his or her employment for good reason. The retention of key management is essential to and in our shareholders’ best interests. The Compensation Committee believes reasonable severance benefits help ensure the continued dedication and efforts of management without undue concern for or distraction by their personal, financial and employment security. Similarly, in the context of a potential change in control transaction, the Compensation Committee believes that employment agreements effectively motivate executives to remain engaged and strive to create shareholder value, despite the risk of job loss or the loss of equity vesting opportunity. In addition, these severance arrangements are necessary to attract and retain qualified executives who may have other job alternatives that may appear to them to be less risky absent these arrangements. For a description of the terms of the employment agreements with our NEOs, see the discussion below on page 44.
Elements of 2022 Compensation Program
The various elements of our 2022 compensation program are intended to reflect our compensation philosophy and: (i) provide an appropriate level of financial certainty through fixed compensation, (ii) ensure that a significant portion of the compensation program is at-risk based on performance, (iii) ensure that at least 30% of equity compensation is at-risk based on performance, and (iv) create a balance of short-term and long-term incentives.
COMPENSATION ELEMENT	PURPOSE
Base Salary
•
Provide financial predictability and stability through fixed compensation;

•
Provide a salary that is market competitive;

•
Promote the retention of executives; and

•
Provide fixed compensation that reflects the scope, scale and complexity of the executive’s role.

Short-Term Incentives
•
Align management and shareholder interests;

•
Provide appropriate incentives to achieve our annual operating plan;

•
Provide market competitive cash compensation when targeted performance objectives are met;

•
Provide appropriate incentives to exceed targeted results; and

•
Pay meaningful incremental cash awards when results exceed target and pay below market cash awards when results are below target.

Long-Term Equity Incentives
•
Align management and long-term shareholder interests;

•
Balance the short-term nature of other compensation elements with long-term retention of executive talent;

•
Focus our executives on the achievement of long-term strategies and results;

•
Create and sustain shareholder value; and

•
Support the growth and operational profitability of the Company.

Employment Agreements	• Enable us to attract and retain talented executives; • Protect Company interests through appropriate post-employment restrictive covenants, including non-competition and non-solicitation;

COMPENSATION ELEMENT	PURPOSE
• Ensure management is able to analyze any potential change in control transaction objectively; and • Provide for continuity of management in the event of a change in control.
Non-Qualified Retirement and Deferred Compensation Benefits	• Provide supplemental retirement benefits to certain executives who are disallowed benefits under the Company’s qualified benefit plans due to IRS limits.
Other Benefits
•
Provide participation in the same benefits programs as our other employees, including our ESOP;

•
Provide participation in an ESOP SERP for supplemental retirement benefits; and

•
Limit annual benefits and perquisites and use as competitively appropriate and necessary only to attract and retain executive talent.

Base Salary
Our NEO base salaries are set at levels that are intended to reflect the competitive marketplace in attracting, retaining, motivating, and rewarding high performing executives. In determining base salaries, the Compensation Committee considers the following elements: (i) individual performance based on experience and scope of responsibility, (ii) non-financial performance indicators including strategic developments for which an executive has responsibility and managerial accountability, (iii) compensation paid by peers, functionality of the executive management team, (iv) economic conditions in the Company’s market areas and (v) analyses or guidance from independent consultants during the annual review process. The base salaries are intended to compensate the NEOs for the day-to-day services performed for the Company and the Bank.
In establishing base salaries for our NEOs for 2022, the Compensation Committee reviewed the factors discussed above and determined that base salary increases were appropriate given our strong financial performance in 2021, our relative positioning to our peers and to maintain competitive base salaries. Below are changes to NEO base salaries from 2021 to 2022.
NEO	2021 Base Pay(1)	2022 Base Pay(1)	% Change
Thomas J. Kemly	$818,900	$859,850	5.0
Dennis E. Gibney	412,000	428,500	4.0
E. Thomas Allen	472,000	487,000	3.2
John Klimowich	370,000	383,000	3.5
Allyson Schlesinger	380,000	400,000	5.3
W. Justin Jennings(2)	—	288,462	—

(1)
Amounts in table represent NEO base salaries at the end of the period presented.

(2)
Mr. Jennings began employment with the Company in 2022.

Short-Term Incentives
Performance Achievement Incentive Plan.   We maintain an annual cash incentive plan – the Performance Achievement Incentive Plan (“PAIP”) – that is designed to align the interests of our employees with the overall performance of the Company. All exempt employees (excluding commissioned employees), including the NEOs, are eligible to participate in the PAIP, subject to certain eligibility requirements. A participant is eligible to earn a target incentive award for a calendar year defined as a percentage of the participant’s base salary. For

2022, the participant’s target incentive opportunity was adjusted based on the Bank’s core return on average assets and net interest margin, as was done in prior years, and the participant was eligible to earn a percentage of the adjusted target incentive based on achievement of a combination of overall Company, Bank, department/ team and individual performance goals. Awards to the NEOs are approved by the Compensation Committee.
When designing the 2022 PAIP and when considering whether the target performance metrics for a payout under the 2022 PAIP are achieved, the Compensation Committee had the discretion to take into account categories of significant, unplanned and unusual items that would be excluded from the performance metrics, whether the resulting impact was positive or negative, because they distort our operating performance. This practice, which is consistent with the practices of peer group companies, ensures that our executives will not be unduly influenced in their day-to-day decision-making because they would neither benefit, nor be penalized, as a result of certain unexpected and uncontrollable events or strategic initiatives that may positively or negatively affect the performance metric in the short-term.
The performance measures for the 2022 PAIP included the same corporate goals for each NEO and specific individual goals depending on the individual roles and responsibilities of each NEO, with each NEO’s individual scorecard, other than with respect to Mr. Kemly and Mr. Allen, setting forth the weightings assigned to each performance measure. The corporate goals utilized for 2022 did not change from those utilized for the 2021 PAIP.
The following table summarizes the thresholds, targets, and maximum parameters and actual 2022 performance for each of the applicable financial metrics selected under the 2022 PAIP:
2022 Performance Measures(1)	Threshold Parameter (Dollars in Millions)	Target Parameter (Dollars in Millions)	Stretch Parameter (Dollars in Millions)	2022 Actual Performance (Dollars in Millions)
Core Net Income of Columbia Bank(2)	$70.1	$87.7	$105.2	$90.5
Core Efficiency Ratio of Columbia Bank(2)	58.0%	55.0%	52.0%	55.7%
Non-Performing Assets to Total Assets	0.50%	0.25%	0.10%	0.08%

(1)
Payouts earned for intermediate performance levels are determined using straight line interpolation. Individual performance measures which do not have specific dollar or percentage thresholds but rather are tied to department performance or similar measures are not included in table but are set forth in the table below.

(2)
See Annex A – Non-GAAP Financial Measures for reconciliation to net income and efficiency ratio.

The weighting assigned to each NEO in the categories that are applicable to them are set forth below:
2022 Performance Measures	Mr. Kemly	Mr. Gibney	Mr. Allen	Mr. Klimowich	Ms. Schlesinger	Mr. Jennings
Core Net Income of Columbia Bank(1)	40%	30%	40%	30%	30%	30%
Core Efficiency Ratio of Columbia Bank(1)	40%	30%	40%	30%	30%	30%
Non-Performing Assets to Total Assets	20%	10%	20%	10%	10%	10%
Other(2)	—	30%	—	30%	30%	30%
Total	100%	100%	100%	100%	100%	100%

(1)
See Annex A – Non-GAAP Financial Measures for reconciliation to net income and efficiency ratio.

(2)
The “Other” category includes overall individual and/or department performance that is directly relevant to the NEO’s position and the performance of the business unit under their purview and generally relates to non-revenue producing items.
For purposes of determining the level of achievement for each of the performance measures under the 2022 PAIP, the Compensation Committee reviewed the applicable financial metrics, as derived from our 2022 financial results, and the individual and department metrics. For the 2022 performance year, the Compensation Committee certified achievement of the pre-established performance measures for the CEO and each of the other NEOs as reflected in the table above.
After review and discussion, the successful execution of individual and departmental strategic objectives in 2022 coupled with the Company’s financial performance resulted in payouts ranging between 86.91% and 104.21% of each NEO’s target 2022 PAIP opportunity, as is set forth below.
NEO	Target Opportunity ($)	Payout as a Percent of Target Opportunity (%)
Thomas J. Kemly	611,439	104.21
Dennis E. Gibney	281,267	96.81
E. Thomas Allen	346,306	104.21
John Klimowich	209,501	101.91
Allyson Schlesinger	262,560	86.91
W. Justin Jennings	157,788	96.81
The actual dollar amounts earned by our NEOs in fiscal year 2022, pursuant to the 2022 PAIP, are disclosed in the “Non-Equity Incentive Plan Compensation” column of the Summary Compensation Table below.
Discretionary Bonus Payments. We limit the use of discretionary bonus payments to extraordinary circumstances to rectify inequities or recognize outstanding performance. In 2022, the Company made no discretionary bonus payments to the NEOs, other than the sign-on bonus that was paid to Mr. Jennings in connection with his employment by the Company.
Long-Term Equity Incentives
2019 Equity Incentive Plan.   On June 6, 2019, shareholders of the Company approved the 2019 Equity Incentive Plan, which provided for the grant of stock-based awards to officers, employees and non-employee directors of the Company and its subsidiaries. The Company may grant options, stock appreciations rights, restricted stock, restricted units, unrestricted stock awards, cash-based awards, performance awards, and dividend equivalent rights. The total number of shares of the Company’s common stock reserved for issuance under the plan are 7,949,996.
Both incentive stock options and non-qualified stock options may be granted under the Equity Incentive Plan, with total shares reserved for options equaling 5,678,569, with 1,897,475 shares remaining available for grant as options as of December 31, 2022. The total number of shares reserved for restricted stock or restricted units is 2,271,427, with 796,303 shares remaining available for grant as restricted stock or restricted units as of December 31, 2022.
Other than with respect to Mr. Jennings, who began employment with the Company in 2022, no equity awards were granted to our NEOs in 2022.
Results of 2019 – 2021 Performance-Based Equity Awards.   On July 23, 2019, each of the NEOs were granted shares of performance-based restricted stock which contained both performance and service conditions over a three-year period, other than Mr. Jennings who was not employed by the Company at the time these awards were made. The three-year performance period for the 2019 performance shares concluded on December 31, 2021, with the payout of such awards made on the vesting date, which was July 23, 2022, provided each NEO was employed by the Company on that date. Payout of the award was based 34% on our three-year cumulative core EPS, 33% on core ROAA over the three-year performance period and 33% on NPA to Assets relative to an industry peer group.

The following table lists the number of 2019 performance shares that our NEOs earned at the end of the 2019 – 2021 performance cycle, which shares vested for each NEO effective July 23, 2022. See “Option Exercises and Stock Vested” on page 41, which includes the value of the vested performance awards and vested time-based restricted stock awards.
Name	2019 Performance Shares Earned at 100.00% of Target (#)
Thomas J. Kemly	134,135
Dennis E. Gibney	49,038
E. Thomas Allen	57,692
John Klimowich	38,462
Allyson Schlesinger	31,731
2023 Long-Term Incentive Program Stock Awards.   In April 2023, the Board of Directors of the Company approved the 2023 Long-Term Incentive Program, as recommended by the Compensation Committee, pursuant to which time-vested restricted stock, time-vested nonqualified stock options and performance-vested restricted stock awards will be granted to the Company’s NEOs by the Compensation Committee.
Time-based restricted stock and time-based nonqualified stock option awards granted under the program will vest in three equal installments beginning on the first anniversary of the grant date as long as the executive remains continuously employed by the Company.
The performance-vested restricted stock awards granted under the program will provide for the following three-year metrics, which will be measured over the period January 1, 2023 through December 31, 2025:
Performance Metrics	Incentive Weighting
Absolute Core Bank Return on Assets	60%
Relative Core Efficiency Ratio	40%
The number of shares of performance-vested restricted stock earned will be based on the Bank’s achieved Absolute Core Return on Assets for the Performance Period and the Relative Core Efficiency Ratio for the Performance Period relative to the efficiency ratios achieved by the companies in the KBW Nasdaq Regional Bank Index, as fixed on January 1, 2023.
Performance-vested awards earned on the basis of these performance metrics, if any, will vest 100% in the first quarter of 2026, following completion of the Company’s 2025 audited financial statements and review of final peer group financial results. Payout as a percentage of target under each of the performance metrics ranges from 0% of target to 150% of target.
Retirement Benefits and Deferred Compensation
We maintain broad-based tax-qualified pension, tax-qualified employee stock ownership, and tax-qualified 401(k) plans. Generally, all employees of the Company are eligible to participate in these plans, including the NEOs. However, the pension plan was closed to new participants effective October 1, 2018.
In addition to the tax-qualified plans described above, we provide our NEOs and other highly compensated employees with benefits under a nonqualified retirement and deferred compensation plans, as described below.
See the narrative accompanying the pension benefit tables and nonqualified deferred compensation tables for details regarding these plans as well as the discussion of such plans below under “Executive Compensation.”
Other Benefits
We provide our NEOs with a set of core benefits that are generally available to our other full-time employees (e.g., coverage for medical, dental, vision care, prescription drugs, and basic life insurance and long-term disability coverage), plus voluntary benefits that a NEO may select (e.g., supplemental life insurance).

Employment Agreements with Named Executive Officers
We have entered into employment agreements with each of our NEOs. For a detailed description of our employment agreements with our NEOs, please see the section entitled “Summary of Executive Employment Agreements and Potential Payments upon Termination or Change in Control” beginning on page 44.
Additional Compensation Practices and Policies Clawback Policy
The Company has a policy for the recoupment of incentive compensation (the “Clawback Policy”). Under the Clawback Policy, if we restate our audited financial statements, or a financial statement or the calculation of a performance goal or metric is materially inaccurate, the Compensation Committee, in its sole discretion, may require recoupment from our executive officers, including our NEOs, of the portion of any annual or long-term cash or equity-based incentive or bonus compensation paid, provided, or awarded to any executive officer that represents the excess over what would have been paid if such event had not occurred.
Stock Ownership Guidelines
The Company’s Share Ownership and Retention Policy sets forth stock ownership guidelines that are robust and reflect current corporate governance trends. We require our executive officers and non-employee directors to own or acquire shares of Company stock having a fair market value equal to the following amounts:
Title	Amount
President and Chief Executive Officer	5x base salary
Senior Executive Vice Presidents	3x base salary
Executive Vice Presidents	2x – 3x base salary (depending on date of appointment or hire)
Senior Vice Presidents	1x – 1.5x base salary (depending on date of appointment or hire)
Non-Employee Directors	3x annual fees and retainers for service on the Board
Each of these individuals must fulfill their ownership requirement within five years of becoming subject to the Share Ownership and Retention Policy, and individuals are further required to fulfill 25% and 50% of their ownership requirement within two and three years, respectively, of becoming subject to the Share Ownership and Retention Policy. In the event of a participant receiving a raise in his or her base salary or annual retainer, leading to an increase in the ownership requirement, the participant will be provided an additional one year from the time of the increase to achieve the required incremental increase in his or her ownership of shares. For purposes of determining ownership, the following shall be taken into account: (i) shares owned directly by the individual or his or her immediate family members residing in the same household, or shares held through a trust for the benefit of the individual or the individual’s dependent family members residing in the same household; (ii) shares owned through a qualified employee benefit plan, including the 401(k) Plan, or through the ESOP; (iii) share equivalents held in a non-qualified, deferred compensation arrangements; and (iv) 100% of restricted stock, or restricted stock units, the vesting of which is contingent on time or performance.
Each NEO’s and non-employee director’s stock ownership level is reviewed annually by the Company and the Nominating/Corporate Governance Committee. As of December 31, 2022, all current NEOs were in compliance with their respective stock ownership levels.
Anti-Hedging and Pledging Policies
The Company has a written policy that prohibits our directors and officers from hedging the value of our stock by the purchase and sale of puts, calls, options, or other derivative securities based on Company stock, or other transactions related to the monetization of the value of our stock. In addition, our officers, directors and employees are not allowed to pledge Company stock as collateral or acquire Company stock on margin.
No Tax Gross Ups
Our employment agreements with our NEOs do not provide for tax “gross ups” and instead provide for a “best net benefits” approach if severance benefits under the agreements or otherwise result in “excess parachute payments” under Section 280G of the Internal Revenue Code of 1986, as amended. The best net benefits approach reduces an executive’s payments and benefits to avoid triggering the excise tax if the reduction would result in a greater after-tax amount to the executive officer compared to the amount the executive officer would receive net of the excise tax if no reduction were made.
Perquisites
We annually review the perquisites that we make available to our named executive officers. The primary perquisites for these individuals include automobile allowances and certain club dues. See “Executive Compensation — Summary Compensation Table” for detailed information on the perquisites provided to our NEOs.
Tax and Accounting Considerations
To the greatest extent possible, we structure our compensation programs in a tax-efficient manner. Section 162(m) of the Internal Revenue Code generally does not allow a tax deduction to public companies for compensation in excess of $1 million paid to the CEO or other NEOs and certain former NEOs (“covered employees”). As a result, the Company may not take a tax deduction for any compensation paid to its covered employees in excess of $1 million annually per covered employee with the exception of “performance-based” compensation paid pursuant to a written binding contract that was in effect on November 2, 2017, and that was not modified in any material respect on or after such date.
The Compensation Committee believes that tax deductibility is but one factor to consider in developing an appropriate compensation package for executives. As such, the Compensation Committee reserves and will exercise its discretion in this area to design a compensation program that serves the long-term interests of the Company, but which may not qualify for tax deductibility under Section 162(m) of the Internal Revenue Code.
In addition to Section 162(m) of the Internal Revenue Code, the Compensation Committee considers other tax and accounting provisions in developing the pay programs for the NEOs, including:
•
The annual rules applicable to fair value-based methods of accounting for stock compensation; and

•
The overall income tax rules applicable to various forms of compensation.

While the Compensation Committee generally tries to compensate the NEOs in a manner that produces favorable tax and accounting treatment, the main objective is to develop fair and equitable compensation arrangements that appropriately incentivize, reward, and retain the NEOs and aligns our performance goals with shareholder returns.
Share usage requirements and resulting potential shareholder dilution from equity compensation awards is also considered by the Compensation Committee in determining the size of long-term incentive grants.
Compensation Committee Report
The Compensation Committee has reviewed and discussed this Compensation Discussion and Analysis with management. Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in this proxy statement.
Submitted by the Compensation Committee:
Elizabeth E. Randall
(Chair)
Noel R. Holland
James M. Kuiken
Lucy Sorrentini
Robert Van Dyk
March 27, 2023

EXECUTIVE COMPENSATION

Summary Compensation Table
Name	Year	Salary ($)(1)	Bonus ($)(2)	Stock Awards ($)(3)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
Thomas J. Kemly	2022	859,850	—	—	—	637,181	—	165,618	$1,662,649
President and Chief Executive Officer	2021	818,900	—	—	—	765,160	366,796	181,080	2,131,936
	2020	825,577	—	—	—	890,236	1,751,023	151,035	3,617,871
Dennis E. Gibney	2022	428,500	—	—	—	272,294	—	62,210	$763,004
Executive Vice President and Chief Financial Officer	2021	412,000	—	—	—	334,029	56,107	74,510	876,646
	2020	417,462	—	—	—	367,829	170,419	56,133	1,011,843
E. Thomas Allen, Jr.	2022	487,000	—	—	—	360,885	—	94,106	$941,991
Senior Executive Vice President and Chief Operating Officer	2021	472,000	—	—	—	441,025	175,097	98,168	1,186,290
	2020	477,693	—	—	—	472,714	685,719	82,868	1,718,994
John Klimowich	2022	400,000	—	—	—	213,502	—	53,191	$666,693
Executive Vice President and Chief Risk Officer	2021	370,000	—	—	—	240,408	238,927	63,452	912,787
	2020	363,462	—	—	—	272,602	757,071	47,683	1,440,818
Allyson Schlesinger	2022	428,500	—	—	—	228,191	—	73,330	$730,021
Executive Vice President, Head of Consumer Banking	2021	380,000	—	—	—	294,737	73,000	77,345	825,082
	2020	379,039	—	—	—	256,743	107,402	57,314	800,498
W. Justin Jennings	2022	288,462	50,000	405,011	270,002	152,754	—	33,285	$1,199,514
Executive Vice President, Operations Officer

(1)
Reflects salary amounts that include cash compensation earned by each NEO, including any portion of these amounts contributed to the tax-qualified 401(k) plan or the SIM. Due to the timing of payroll in 2020, amounts reflected in the 2020 row reflect one additional pay period than in typical years.

(2)
Represents a sign on bonus that was paid to Mr. Jennings in connection with his employment by the Company in 2022.

(3)
Reflects the aggregate grant date fair value of restricted stock awards granted on March 21, 2022. This amount reflects the total grant date fair value for these restricted stock awards and does not correspond to the actual value that will be recognized in income by an NEO when received.

(4)
Reflects the aggregate grant date fair value of stock options granted in 2022 under the 2019 Equity Incentive Plan, calculated in accordance with FASB ASC Topic 718 for stock-based compensation based upon a fair value of $6.51 for each option using the Black-Scholes option pricing model. The actual value, if any, realized by a named executive officer from any option will depend on the extent to which the market value of the common stock exceeds the exercise price of the option on the date the option is exercised. Accordingly, there is no assurance that the value realized by a named executive will be at or near the value estimated above.

(5)
For 2022, represents non-discretionary, performance-based cash payments earned by each named executive officer during each year presented under the PAIP, which is described above under “Short-Term Incentives.” For 2020, in addition to awards made under the PAIP for such years, the sum in this column also represents awards made prior to 2019 under the Columbia Bank Long-Term Incentive Plan (“Cash LTIP”), which plan was terminated in 2019. Prior to termination of the Cash LTIP, Cash LTIP awards were granted annually using a three-year performance period. A participant was eligible to earn a target Cash LTIP award for a performance period with the amount of such awards based on a percentage of the participant’s base salary. The participant was eligible to earn a percentage of the target award for a performance period based on achievement of one or more performance measures established by the Compensation Committee of the Board for that performance period with two-thirds of the earned amount paid in cash within two and a half months following completion of the performance period and one-third of the earned amount paid in cash one year later subject to continued employment of the participant during that year. Under the Cash LTIP, awards were granted annually using a three-year performance period, with (i) two-thirds of a participant’s award for each three-year performance period earned at the end of the performance period and (ii) the remaining one-third earned one year later, subject to the participant’s continued employment as of the end of the one-year period following the end of the performance period.
(6)
In 2022, there was a decrease in pension values for Mr. Kemly, Mr. Gibney, Mr. Allen, Mr. Klimowich and Ms. Schlesinger of $1,805,480, $185,677, $635,670, $809,115, and $49,977, respectively, because of changes in actuarial assumptions in 2022 as compared to 2021. For years in which actuarial assumptions result in a decrease in pension value, rather than report a negative number, a change of $0 is reported. Neither an increase nor a decrease in the pension value resulting from changes in actuarial assumptions results in any increase or decrease in benefits payable to participants under the pension plan. See footnote 1 to the pension plan table included in “— Retirement Benefits” below for more information.

(7)
Details of the amounts disclosed in the “All Other Compensation” column for 2022 are provided in the table below, which reflects the types and dollar amounts of perquisites and other personal benefits provided to the NEOs in 2022. Except as otherwise noted, the actual incremental costs to the Company of providing the perquisites and other personal benefits to the NEOs was used.

	Mr. Kemly	Mr. Gibney	Mr. Allen	Mr. Klimowich	Ms. Schlesinger	Mr. Jennings
Company contribution to ESOP and ESOP SERP(a)	$110,550	$51,875	$63,134	$42,411	$47,263	$23,167
Company matching contributions to 401(k) plan and SIM(b)	9,150	9,150	9,150	9,150	9,150	9,398
Perquisites(c)	26,034	1,185	21,822	1,630	16,917	720
Club dues(d)	19,884	—	—	—	—	—

(a)
Reflects regular ESOP and ESOP SERP allocations for each NEO.

(b)
Reflects the cost of matching contributions under our tax-qualified 401(k) plan and SIM.

(c)
Perquisites include car allowance or personal use of company vehicle for those NEOs who were provided with such an allowance in 2022, the amount of imputed income for bank owned life insurance, and mobile phone allowance.

(d)
Reflects the payment of club dues for Mr. Kemly under our club membership policy.

Grants of Plan Based Awards
The following table summarizes grants made in 2022 to Mr. Jennings under the 2019 Equity Incentive Plan. No other NEO received any grants under the 2019 Equity Incentive Plan during 2022. The material terms of the Company’s annual and long-term incentive programs are described in the Compensation Discussion and Analysis on page 24 of this Proxy Statement.
Name	Grant Date	Estimated Future Payments Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock (#)(1)(3)	All Other Option Awards: Number of Securities Underlying Options	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Options Awards ($)(2)(3)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
W. Justin Jennings	3/21/22	—	—	—	—	—	—	18,587	—	—	405,011
	3/21/22	—	—	—	—	—	—	—	41,475	21.79	270,002

(1)
The information in this column represents time-vested restricted stock awards granted in 2022 under the 2019 Equity Incentive Plan. The stock awards vest in three approximately equal installments commencing on March 21, 2023.

(2)
The information in this column represents time-vested stock option awards granted in 2022 under the 2019 Equity Incentive Plan. The stock options vest in three approximately equal annual installments commencing on March 21, 2023.

(3)
The amounts reported are the aggregate grant date fair value of the awards computed in accordance with the FASB ASC Topic 718 for share-based payments. The grant date fair value of all restricted stock awards is equal to the number of awards multiplied by $21.79 the closing price for the Company’s common stock on the date of grant. The grant date fair value for stock option awards is equal to the number of options multiplied by a fair value of $6.51 which was computed using the Black-Scholes option pricing model.

Outstanding Equity Awards at 2022 Fiscal Year End
The following table shows information regarding all unvested equity awards held by our NEOs on December 31, 2022. With the exception of Mr. Jennings, no equity awards were made to the NEOs in 2022.
	Option Awards
Name	Grant Date	Number of Securities Underlying Unexercised Stock Options Exercisable(1)	Number of Underlying Unexercised Options Unexercisable(1)(4)	Option Exercise Price	Option Expiration Date	Number of Shares of Restricted Stock Not Vested(2)(4)	Market Value of Shares or Units of Restricted Stock Not Vested(3)
Thomas J. Kemly	07/23/2019	393,883	262,588	$15.60	07/23/2029	—	$—
	07/23/2019	—	—	—	—	53,564	1,159,999
Dennis E. Gibney	07/23/2019	144,000	96,000	$15.60	07/23/2029	—	—
	07/23/2019	—	—	—	—	19,616	424,098
E. Thomas Allen, Jr.	07/23/2019	169,412	112,941	$15.60	07/23/2029	—	—
	07/23/2019	—	—	—	—	23,078	498,946
John Klimowich	07/23/2019	112,941	75,294	$15.60	07/23/2029	—	—
	07/23/2019	—	—	—	—	15,385	332,624
Allyson Schlesinger	07/23/2019	93,177	62,117	$15.60	07/23/2029	—	—
	07/23/2019	—	—	—	—	12,693	274,423
W. Justin Jennings	03/21/2022	—	41,475	$21.79	03/21/2032	—	—
	03/21/2022	—	—	—	—	18,587	401,851

(1)
Other than with respect to Mr. Jennings, represents stock options granted pursuant to the 2019 Equity Incentive Plan that vest in five approximately equal annual installments commencing on July 23, 2020.

(2)
Other than with respect to Mr. Jennings, represents stock awards granted pursuant to the 2019 Equity Incentive Plan that vest 20% per year based on continued employment through the fifth anniversary of the grant date (subject to certain exceptions).

(3)
Based on the Company’s closing stock price of $21.62 on December 31, 2022.

(4)
Represents stock options and restricted stock awards granted to Mr. Jennings in 2022 pursuant to the 2019 Equity Incentive Plan that vest in three approximately equal installments commencing on March 21, 2023.

Option Exercises and Stock Vested
The following table shows the value realized upon the vesting of restricted stock awards in 2022.
	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting(1) ($)
Thomas J. Kemly	—	—	160,962	3,562,089
Dennis E. Gibney	—	—	58,846	1,302,262
E. Thomas Allen, Jr.	—	—	69,230	1,532,060
John Klimowich	—	—	46,154	1,021,388
Allyson Schlesinger	—	—	38,077	842,644
W. Justin Jennings	—	—	—	—

(1)
The amounts reported in this column are determined by multiplying the number of shares that vested by the per share closing price of Company common stock on the vesting date. Includes the aggregate number of shares vested for restricted stock awards and performance share awards. The performance shares covered the 2019 – 2021 performance period for awards that vested or were settled and paid in 2022. The total includes any amounts that were withheld for applicable taxes.

Pension Benefits
Tax-Qualified Pension Plan.   The Columbia Bank Retirement Plan (“Pension Plan”) is a tax-qualified defined benefit pension plan that covers approximately 930 eligible current employees, former employees and retirees of the Company. All of the NEOs other than Mr. Lewis participate in the Pension Plan. If a participant elects to retire upon the attainment of age 65, and the participant was hired prior to July 1, 2005, the plan provides that the participant’s normal retirement benefit will equal 2% of his or her average annual compensation for each plan year and month of service, up to a maximum of 45 years. If a participant elects to retire upon attainment of age 65, and the participant was hired on or after July 1, 2005, the plan provides that the participant’s normal retirement benefit will equal 1.8% of his or her average annual highest compensation over five consecutive years for each plan year and month of service, up to a maximum of 45 years. Participants who have attained age 55 and have completed 10 years of service may retire early. If the participant was hired prior to July 1, 2005, his or her benefit will be reduced by 0.25% for each year of early commencement between age 55 and 65; if the participant was hired on or after July 1, 2005, his or her benefit will be reduced by 1/15th for each year of early commencement between age 60 and 65 and an additional 1/30th for each year of early commencement between age 55 and 60. Participants become fully vested in their accrued plan benefit after five years of service. Under the plan, “average annual compensation” is defined as the average of a participant’s compensation for the period of five consecutive years during which his or her compensation was the highest. The Pension Plan was closed to new participants effective October 1, 2018. The Pension Plan was overfunded at December 31, 2022, with assets representing 181.8% of our benefit obligation at that date.
Retirement Income Maintenance Plan.   The Columbia Bank Retirement Income Maintenance Plan (“RIM”) is a nonqualified and unfunded defined benefit retirement plan that provides supplemental retirement benefits to certain highly compensated employees of the Company and its subsidiaries whose benefits under the Pension Plan are limited due to the restrictions of Section 415 and/or Section 401(a)(17) of the Internal Revenue Code. All of the NEOs who participate in the Pension Plan also participate in the RIM. A participant’s benefit under the RIM is equal to the excess of (i) the benefit that would be payable to the participant in accordance with the terms of the tax-qualified pension plan disregarding the limitations imposed by Section 415 and Section 401(a)(17) of the Internal Revenue Code, less (ii) the benefit actually payable to the participant under the Pension Plan after taking such limitations into account. A participant becomes vested in his or her RIM benefits upon satisfying the requirements for early retirement (attaining age 55 while employed and completing 10 years of service) or normal retirement (attaining age 65 while employed and completing 5 years of service). A participant’s vested RIM benefit will be paid at the time and in the form elected by the participant; the default time and form of payment is a life annuity with a minimum of 120 monthly payments commencing on the first day of the month following the month in which the participant separates from service, provided that if the participant is a “specified employee” for purposes of Section 409A of the Internal Revenue Code on the date of the participant’s separation from service, payment will be delayed for six months following the participant’s separation from service.
Pension Benefits Table.   The following table shows the actuarial present value of the accumulated benefit under our tax-qualified pension plan and the RIM, along with the number of years of credited service under the respective plans, for each of our named executive officers. Mr. Jennings is not a participant in the pension plan or RIM.
Name	Plan Name	Number of Years of Credited Service	Present Value of Accumulated Benefit(1)
Thomas J. Kemly	Columbia Bank Retirement Plan	41.67	$3,654,108
	Columbia Bank Retirement Income Maintenance Plan	41.67	6,593,509
Dennis E. Gibney	Columbia Bank Retirement Plan	8.50	275,422
	Columbia Bank Retirement Income Maintenance Plan	8.50	114,577
E. Thomas Allen, Jr.	Columbia Bank Retirement Plan	28.25	2,593,028
	Columbia Bank Retirement Income Maintenance Plan	28.25	1,620,315
John Klimowich	Columbia Bank Retirement Plan	37.17	2,472,264
	Columbia Bank Retirement Income Maintenance Plan	37.17	510,754
Allyson Schlesinger	Columbia Bank Retirement Plan	4.25	171,199
	Columbia Bank Retirement Income Maintenance Plan	4.25	47,604
W. Justin Jennings	Columbia Bank Retirement Plan	—	—
	Columbia Bank Retirement Income Maintenance Plan	—	—

(1)
The Company provides its actuaries with certain rate assumptions used in measuring its benefit obligations under the Pension Plan. The most significant of these is the discount rate used to calculate the period-end present value of the benefit obligations, and the expense to be included in the following year’s financial statements. The discount rate assumption for 2022 was determined based on a cash flow-yield curve model specific to the Company’s Pension Plan. The Pension Plan was overfunded at December 31, 2022, with assets representing 181.8% of our benefit obligation at that date.

Nonqualified Deferred Compensation
Supplemental Executive Retirement Plan.    The Columbia Bank ESOP Supplemental Executive Retirement Plan (“ESOP SERP”) is a nonqualified and unfunded defined contribution retirement plan that provides supplemental retirement benefits related to its tax-qualified employee stock ownership plan. The ESOP SERP provides benefits to eligible officers of the Company and its subsidiaries designated by the Board that cannot be provided under the tax-qualified employee stock ownership plan but for the eligibility requirements of the plans or limitations imposed by the Internal Revenue Code. All NEOs are eligible to participate in the ESOP SERP. A NEO becomes vested in these benefits in 25% increments after completing two, three, four and five years of service with the Company. In addition to providing benefits that would otherwise be lost as a result of eligibility requirements or the Internal Revenue Code limitations on tax-qualified plans, the ESOP SERP also provides a supplemental benefit upon a change of control prior to the scheduled repayment of the tax-qualified employee stock ownership plan loan. Under the terms of the ESOP SERP, each NEO is eligible to receive a cash payment in the event of a change in control equal to the dollar value of the stock benefit the NEO would have received under the tax-qualified employee stock ownership plan and ESOP SERP had the executives remained employed throughout the term of the loan, less the shares of common stock allocated under the tax-qualified employee stock ownership plan and ESOP SERP on the NEO’s behalf. The supplemental change in control benefits under the ESOP SERP are nonforfeitable and distributable upon termination of employment for any reason.
Non-Qualified Savings Income Maintenance Plan.   The Columbia Bank Savings Income Maintenance Plan (the “SIM”) is a non-qualified and unfunded defined contribution retirement plan for the benefit of certain highly compensated employees of the Company and its subsidiaries. All NEOs are eligible to participate in the SIM. Under the SIM, a participant may defer between 3% and 13% of the participant’s compensation above the salary limit imposed by Section 401(a)(17), reduced by the amount of Federal Insurance Contribution Act taxes that the participant must pay in a plan year with respect to such compensation. In addition, the Company may make matching contributions equal to a portion of a participant’s compensation deferred under the SIM. For 2022, Columbia Bank made matching contributions in an amount equal to 100% of up to the first 3% of a participant’s compensation in excess of $295,000 that the participant deferred under the SIM including all of the NEOs. Participants earn a return on their notional account balances based on investment in phantom investment funds (similar to those available under the 401(k) Plan) selected by participants. The SIM does not guarantee a rate of return and none of the investment funds provide above market earnings. Participants are immediately 100% vested in their account balances attributable to compensation deferral contributions. Participants generally become vested in their account balances attributable to matching contributions in installments — 25% after two years of service, 50% after three years of service, 75% after four years of service and 100% after five years of service — and become 100% vested upon death. A participant’s vested account balance will be distributed to the participant in a single lump sum upon the earlier of the participant’s separation from service or a change in control of Columbia Bank. If distribution is triggered by separation from service, it will be made on the first day of the month next following the two-month anniversary of the participant’s separation from service, provided that if the participant is a “specified employee” for purposes of Section 409A of the Internal Revenue Code on the date of the participant’s separation from service, payment will be delayed for six months following the participant’s separation from service. If distribution is triggered by a change in control, it will be made on the first day of the month next following the change in control.
Stock-Based Deferral Plan.   In connection with the public offering of Columbia Financial common stock in 2018, participants in the SIM and the Columbia Bank Director Deferred Compensation Plan were provided with the opportunity to direct the investment of portions of their account balances under those plans into phantom shares of Columbia Financial common stock by way of a transfer of these amounts to the new Columbia Bank Stock-Based Deferral Plan. On an annual basis, the Plan Administrator specifies an annual window period during which participants may direct the investment of portions of their SIM and the Columbia Bank Director Deferred Compensation Plan account balances into phantom shares of Columbia Financial common stock by way of a transfer of these amounts during the course of the year to the Columbia Bank Stock-Based Deferral Plan. This plan in effect is an additional phantom investment alternative available with respect to the SIM and the Columbia Bank Director Deferred Compensation Plan. As a result, data for this plan is not included in the table below.
Nonqualified Deferred Compensation Table.   The following table discloses contributions made under the SIM and the ESOP SERP for each named executive officer in 2022, along with the earnings and balances on each executive’s account as of December 31, 2022.

Name	Plan	Executive Contributions in Last Fiscal Year	Company Contributions in Last Fiscal Year(1)	Aggregate Earnings in Last Fiscal Year(2)	Aggregate Balance at Last Fiscal Year End(3)
Thomas J. Kemly	Columbia Bank Savings Income Maintenance Plan	$74,305	$5,181	—	$1,404,400
	ESOP Supplemental Executive Retirement Plan(4)	—	89,800	—	570,595
Dennis E. Gibney	Columbia Bank Savings Income Maintenance Plan(4)	37,302	7,172	—	255,337
	ESOP Supplemental Executive Retirement Plan	—	31,126	—	189,499
E. Thomas Allen, Jr.	Columbia Bank Savings Income Maintenance Plan	106,970	6,902	—	240,024
	ESOP Supplemental Executive Retirement Plan(4)	—	42,384	—	256,629
John Klimowich	Columbia Bank Savings Income Maintenance Plan	21,763	7,212	—	97,253
	ESOP Supplemental Executive Retirement Plan(4)	—	21,661	—	124,142
Allyson Schlesinger	Columbia Bank Savings Income Maintenance Plan	54,810	7,304	—	99,724
	ESOP Supplemental Executive Retirement Plan(4)	—	26,514	—	105,657
W. Justin Jennings	Columbia Bank Savings Income Maintenance Plan	1,858	—	—	1,835
	ESOP Supplemental Executive Retirement Plan(4)	—	2,276	—	2,270

(1)
Represents amounts earned in 2022 and credited to the NEO’s account in 2023. These amounts are disclosed in the Summary Compensation Table under “All Other Compensation” for each NEO.

(2)
The Company does not provide above-market or preferential rates and, as a result, the notional earnings are not included in the 2022 Summary Compensation Table.

(3)
Includes amounts earned in 2022 and credited to the accounts of the NEOs in 2023. None of the amounts reported in this column are reflected in the 2022 Summary Compensation Table. Deferral balances of the NEOs under the SIM were notionally invested among a variety of mutual fund alternatives and our common stock, and deferral balances under the ESOP SERP were notionally invested in shares of our common stock.

(4)
Executive contributions are not permitted under the ESOP SERP.

Summary of Executive Employment Agreements and Potential Payments Upon Termination or Change in Control
We have entered into two-year employment agreements with Messrs. Kemly, Gibney, Allen, Klimowich, Jennings and Ms. Schlesinger. The Board may extend the terms of the employment agreements with the NEOs annually for another twelve-month period unless the NEO gives notice of non-renewal at least sixty days prior to such extension. The Compensation Committee annually reviews the NEO’s base salaries. In addition to base salary, the agreements provide that the NEOs shall be eligible to participate in the short-term and long-term incentive compensation plans of Columbia Bank. Each NEO shall also be entitled to continue participation in any fringe benefit arrangements in which he or she was participating on the effective date of the employment agreement. In addition, the agreements provide for reimbursement of reasonable travel and other business expenses incurred in connection with the performance of the NEO’s duties.
If a NEO’s employment is terminated by Columbia Financial or Columbia Bank during the term of the agreement, without cause, including a resignation for good reason (as defined in the agreement), but excluding termination for cause or due to death, disability, retirement, the executive would be entitled to a payment equal to a multiple (three times for Mr. Kemly and two times for Messrs. Gibney, Allen, and Klimowich and one times for Ms. Schlesinger and Mr. Jennings) of the sum of: (i) his or her annual base salary plus (ii) his or her target annual bonus in effect on the termination date. The severance payment shall be paid to the NEO as salary continuation in substantially equal installments over the thirty-six, twenty-four or twelve-month period, respectively, in accordance with Columbia Bank’s customary payroll practices, subject to the receipt of a signed release of claims from the NEO within the time frame set forth in the agreement. Assuming the NEO elects continued medical, vision and dental coverage under COBRA, Columbia Bank will reimburse the executive the amount equal to the monthly COBRA premium paid by the NEO for such coverage less the active employee premium for such coverage for a period of 36 months, in the case of Mr. Kemly, and 24 months, in the case of Messrs. Gibney, Allen, and Klimowich and 12 months in the case of Ms. Schlesinger and Mr. Jennings or such lesser period as may be required under COBRA.

If a NEO’s employment is terminated during the term of the agreement by Columbia Financial or Columbia Bank without cause, including a resignation for good reason (as defined in the agreements), within 24 months after a change in control (as also defined in the agreements), the NEO would be entitled to a payment equal to a multiple of three times (two times in the case of Ms. Schlesinger and Mr. Jennings) of the sum of: (i) his or her annual base salary (or his base salary in effect immediately before the change in control, if higher) plus (ii) his or her annual target bonus (or his target bonus in effect immediately before the change in control, if higher). The severance payment shall be paid to the NEO within sixty days of the termination date in a single lump sum payment. The payment shall also include a sum equal to his or her prior year bonus in a lump sum on the date on which the annual bonus would have been paid to NEO but for NEO’s termination of employment. In addition, each NEO shall receive a lump sum payment equal to the cost of providing continued medical, vision and dental coverage for 36 months following termination less the active employee charge for such coverage in effect on the termination date.
For purposes of the NEO’s ability to resign and receive a payment under the agreement, “good reason” would include the occurrence of any of the following events: (i) a material reduction in the NEO’s base salary or target bonus under the cash incentive plans, if applicable, except for reductions proportionate with similar reductions to all other members of the executive leadership team; (ii) a material adverse change in NEO’s position that results in a demotion in the NEO’s status within Columbia Financial or Columbia Bank; (iii) a change in the primary location at which the NEO is required to perform the duties of his employment with Columbia Financial and Columbia Bank to a location that is more than thirty (30) miles from the location of the Bank’s headquarters as of the date of the agreement; or (iv) a material breach by Columbia Financial or Columbia Bank of any written agreement between the NEO, on the one hand, and any of Columbia Financial and Columbia Bank or any other affiliate of Columbia Financial, on the other hand, unless arising from the NEO’s inability to materially perform his or her duties under the agreement.
Section 280G of the Internal Revenue Code provides that severance payments that equal or exceed three times an individual’s base amount are deemed to be “excess parachute payments” if they are contingent upon a change in control. An individual’s base amount is generally equal to an average of the individual’s taxable compensation for the five taxable years preceding the year a change in control occurs. The employment agreements with our NEOs provide for a “best net benefits” approach in the event that severance benefits under the agreements or otherwise result in “excess parachute payments” under Section 280G. The best net benefits approach reduces a NEO’s payments and benefits to avoid triggering the excise tax if the reduction would result in a greater after-tax amount to the NEO compared to the amount the NEO would receive net of the excise tax if no reduction were made.
Under the employment agreements, if an NEO’s employment terminates as a result of disability, the employment agreement will terminate and the NEO will receive an amount equal to one time the sum of his or her base salary and target bonus in effect on the termination date less the amount expected to be paid to the NEO under the Columbia Bank long term disability plan, payable as salary continuation in substantially equal installments over a twelve-month period. For these purposes, disability will occur on the date on which the insurer or administrator of the Bank’s long-term disability insurance determines that the NEO is eligible to commence benefits under such insurance. If the NEO dies while employed, (i) the NEO will remain entitled to life insurance benefits pursuant to Columbia Bank’s plans, programs, arrangements, and practices in this regard and (ii) Columbia Bank will pay to his or her designated beneficiary an amount equal to one time the sum of the NEO’s base salary and target bonus in effect on the termination date.
Under the 2019 Equity Incentive Plan and the award agreements for the equity awards made to the NEOs, in the event of a change in control (as defined in the plan) and the involuntary separation of the NEO from service with the Company and its affiliates without cause within 12 months of the change in control and prior to the last vesting date for such awards, if such awards are not assumed by the surviving entity in the change in control, all such awards that are unvested at the time of the change in control will become immediately vested upon the effective date of the change in control.
As disclosed under “Nonqualified Deferred Compensation” at page 42 above, under the terms of the ESOP SERP, an NEO will receive an additional cash payment in the event of a change in control equal to the benefit the NEO would have received under the ESOP and the ESOP SERP had the NEO remained employed throughout the term of the ESOP loan, less the benefits actually provided under the ESOP and ESOP SERP on the NEO’s behalf. The supplemental change in control benefits credited to NEO accounts under the ESOP

SERP are nonforfeitable and will be distributed upon termination of employment for any reason. Distributions from the ESOP SERP (with the exception of the supplemental ESOP SERP benefit in the event of a change in control) are not categorized as parachute payments and, therefore, do not count towards a participating executive’s limitation under Section 280G of the Internal Revenue Code.
Each NEO’s account balance under the SIM will become fully vested upon the NEO’s death. RIM benefits are described in more detail under “Nonqualified Deferred Compensation” at page 42 above.
Messrs. Kemly, Allen and Klimowich are vested in their RIM benefits, and they have each elected to receive payment of their accrued benefits under the RIM upon a change in control (as defined in the RIM). RIM benefits are described in more detail under “Pension Benefits” at page 41 above.
Tabular Information Regarding Potential Payments to Executives Upon Termination or a Change in Control
The following table summarizes the estimated payments to which the named executive officers were entitled upon termination as of December 31, 2022. Benefits payable under the Retirement Plan, the RIM, the 401(k) Plan and vested balances under non-qualified, deferred compensation plans are not included. For additional information on the benefits payable to our named executive officers upon termination or a change in control, see “— Employment Agreements with Named Executive Officers.”
	Thomas J. Kemly	Dennis E. Gibney	E. Thomas Allen, Jr.	John Klimowich	Allyson Schlesinger	W. Justin Jennings
Death:
Employment Agreements(1)	$1,471,289	$709,767	$833,306	$609,501	$662,560	$457,788
Executive Life Insurance	1,580,000	643,000	730,500	600,000	—	—
Performance Achievement Incentive Plan(2)	637,181	272,294	360,885	213,502	228,191	152,754
Equity Awards(3)	—	—	—	—	—	200,925
Total	$3,688,470	$1,625,061	$1,924,691	$1,423,003	$890,751	$811,468
Disability:
Employment Agreements(4)	$1,471,289	$709,767	$833,306	$609,501	$662,560	$457,788
Performance Achievement Incentive Plan(2)	637,181	272,294	360,885	213,502	228,191	152,754
Equity Awards(3)	—	—	—	—	—	200,925
Total	$2,108,470	$982,061	$1,194,191	$823,003	$890,751	$811,468
Retirement:
Employment Agreements	$—	$—	$—	$—	$—	$—
Performance Achievement Incentive Plan(2)	637,181	272,294	360,885	213,502	228,191	152,754
Equity Awards	—	—	—	—	—	—
Total	$637,181	$272,294	$360,885	$213,502	$228,191	$152,754
Involuntary Termination by Company without Cause or Resignation by Executive Officer for Good Reason Prior to Change in Control:
Employment Agreements(5)	$5,131,547	$1,772,327	$2,083,723	$1,513,003	$890,751	$610,542
Performance Achievement Incentive Plan	—	—	—	—	—	—
Equity Awards	—	—	—	—	—	—
Total	$5,131,547	$1,772,327	$2,083,723	$1,513,003	$890,751	$610,542

	Thomas J. Kemly	Dennis E. Gibney	E. Thomas Allen, Jr.	John Klimowich	Allyson Schlesinger	W. Justin Jennings
Involuntary Termination by Company without Cause or Resignation by Executive Officer for Good Reason Upon or After Change in Control:
Employment Agreements(6)	$5,212,046	$2,562,593	$2,973,254	$2,203,003	$1,553,311	$1,068,330
Equity Awards(7)(10)	2,740,785	1,002,018	1,178,857	785,894	648,373	401,851
ESOP SERP(8)	1,816,516	756,279	960,624	599,238	624,411	282,837
Potential Forfeiture (Best Net After Tax)(9)	—	—	(1,146,273)	—	(361,070)	(332,106)
Total	$9,769,347	$4,320,890	$3,966,462	$3,588,135	$2,465,025	$1,420,912

(1)
Reflects payment under the applicable employment agreement equal to the sum of (1) the executive’s base salary and (2) target annual bonus in effect each on December 31, 2022. Upon death, the executive would also be entitled to receive his life insurance death benefits.

(2)
In the event of separation from service with the Company due to death, disability, or retirement, an executive would receive a prorated portion of the PAIP award earned for the year in which such separation occurs based on the period of active employment during such year. The amounts included in the table reflect 100% of the earned PAIP award given for 2022 given the assumption that separation occurs on the last day of the year.

(3)
In the event of separation from service with the Company due to death or disability, an executive would vest in 50% of his or her net outstanding 2022 stock options and time-vested restricted stock, unless the executive is already vested in at least 50% of such awards in which case there is no accelerated vesting. The amount included in the table for the time-based restricted stock awards reflects 50% of the total number of outstanding shares multiplied by the closing market price of our common stock on December 30, 2022 of $21.62. The amount included in the table for stock options reflects the difference between the aggregate market value of 50% of the underlying shares as of December 30, 2022, calculated based on the closing market price of our common stock on that day of $21.62 and the aggregate exercise price on 50% of all outstanding stock options.

(4)
Reflects payment under the applicable employment agreement equal to the sum of (A) the executive’s annual base salary and (B) target annual bonus each in effect on December 31, 2022. This payment will be reduced by the amount expected to be paid to the executive under the Company’s program of long-term disability insurance over the 12-month period following the executive’s termination.

(5)
Reflects payment under the applicable employment agreement equal to the sum of (1) two times (three times for Mr. Kemly and one times for Ms. Schlesinger and Mr. Jennings) the sum of the executive’s (A) annual base salary and (B) target annual bonus, each in effect on December 31, 2022, (2) 18 times (12 times for Ms. Schlesinger and Mr. Jennings) an amount which after taxes (determined using an assumed aggregate 40% tax rate) equals the difference between (A) the Company’s monthly COBRA premium for the type of Company-provided group health plan coverage in effect on December 31, 2022, for the executive, and (B) the active employee charge for such coverage, (3) the unpaid bonus due to the executive for the 2022 fiscal year of the Company.

(6)
Reflects payment under the applicable employment agreement equal to the sum of (1) three times (two times for Ms. Schlesinger and Mr. Jennings) the sum of the Executive’s (A) annual base salary and (B) target annual bonus each in effect on December 31, 2022, (2) 36 times (24 times for Mr. Jennings) an amount which after taxes (determined using an assumed aggregate 40% tax rate) equals the difference between the Company’s monthly COBRA premium for the type of Company-provided group health plan coverage in effect on December 31, 2022, for the executive, and (B) the active employee charge for such coverage, and (3) the unpaid bonus due to the executive for the 2022 fiscal year of the Company.

(7)
In the event of separation from service with the Company without Cause within 12 months after the effective date of a change in control, an executive would become 100% vested in the executive’s 2022 outstanding stock options and time-based restricted stock. The amount included in the table for the time-based restricted stock awards reflects the total number of outstanding shares multiplied by the closing market price of our common stock on December 30, 2022 of $21.62. The amount included in the table for stock options reflects the difference between the aggregate market value of 100% of the underlying shares as of December 30, 2022 calculated based on the closing market price of our common stock on that day of $21.62 and the aggregate exercise price of all outstanding stock options.
(8)
Represents additional benefit due in the event of a change in control and full repayment of all outstanding ESOP loans.

(9)
These payments are subject to reduction if the parachute amounts associated with the payments under Section 280G of the Internal Revenue Code equal or exceed three times the executive’s average taxable compensation received from the Company for the five-year period ending December 31, 2022, and if the executive would receive on an after-tax basis by reducing the payments that he or she would receive by getting all the payments and paying the 20% excise tax imposed by Section 4999 of the Internal Revenue Code. The potential reduction could be less or greater depending on the actual circumstances at the time of a real transaction.

(10)
Assumes that the surviving entity in such change in control does not assume or replace the equity awards in connection with the change in control.

Pay Versus Performance
The following table sets forth information on the compensation paid to our chief executive officer and the other named executive offices along with the cumulative total shareholder return of the Company and a peer group index, the Company’s net income and the Company’s Bank level core return on average assets (“ROAA”), which is the most important financial measure (that is not otherwise disclosed in the table) used by the Company to link compensation actually paid to the Company’s NEOs in 2022 to the Company’s performance.
					Value of Initial Fixed $100 Investment Based on Cumulative Total Shareholder Return
Year	Summary Compensation Table Total for Chief Executive Officer ($)(1)	Compensation Actually Paid to Chief Executive Officer ($)(2)	Average Summary Compensation Tables Total for NEOs other than CEO ($)(3)	Average Compensation Actually Paid to NEOs other than CEO ($)(3)	Columbia Financial Common Stock ($)	Peer Group Total Shareholder Return ($)(4)	Net Income (in thousands) ($)(5)	Bank Level Core ROAA(6)
2022	1,662,649	2,257,930	860,245	956,372	128	92	86,173	0.96%
2021	2,131,936	5,339,883	1,034,874	1,913,716	123	110	92,049	1.04%
2020	3,617,871	250,813	1,243,038	291,576	92	79	57,603	0.73%

(1)
As reported in the Summary Compensation Table on page 38 of this proxy statement. Thomas J. Kemly served as President and Chief Executive Officer for each of the years presented in the table.

(2)
Compensation actually paid to Mr. Kemly for each of the years presented in the table, as calculated in accordance with SEC regulations, was as follows:

	2022 ($)	2021 ($)	2020 ($)
Total Annual Compensation in Summary Compensation Table	1,662,649	2,131,936	3,617,871
Plus/Minus: Aggregate Change in Pension Value	—	(366,796)	(1,751,023)
Increase/Decrease for “Service Cost” for Pension Plans	(16,229)	31,875	36,431
Plus/Minus: Change in Fair Value from prior year-end to current year-end of Awards granted prior to year that were Outstanding and Unvested as of year-end	240,345	3,225,045	(1,057,935)
Plus/Minus: Change in Fair Value from prior year-end to Vesting Date of Awards granted prior to current year that Vested during current year	371,165	317,823	(594,531)
Compensation Actually Paid	2,257,930	5,339,883	250,813

(3)
The named executive officers for each of the years presented were as follows: for 2022, Dennis E. Gibney, E. Thomas Allen, Jr., John Klimowich, Allyson Schlesinger and W. Justin Jennings; for 2021, Dennis E. Gibney, E. Thomas Allen, Jr., John Klimowich, Allyson Schlesinger and Oliver E. Lewis, Jr.; and for 2020, Dennis E. Gibney, E. Thomas Allen, Jr., John Klimowich, and Allyson Schlesinger. The average compensation actually paid to the executive officers other than the chief executive officer for each of the years presented in the table, as calculated in accordance with SEC regulations, was as follows:

	2022 ($)	2021 ($)	2020 ($)
Total Average Compensation in Summary Compensation Table	860,245	1,034,874	1,243,038
Plus/Minus: Aggregate Change in Pension Value	—	(108,626)	(430,153)
Increase/Decrease for “Service Cost” for Pension Plans	(9,147)	26,558	23,589
Minus: Amounts Reported for Stock Awards in Summary Compensation Table	(81,002)	(83,999)	—
Minus: Amounts Reported for Option Awards in Summary Compensation Table	(54,000)	(56,000)	—
Plus: Fair Value of Awards Granted during the covered Fiscal Year that Remain Unvested as of that year end	78,960	147,310	—
Plus/Minus: Change in Fair Value from prior year-end to current year-end of Awards granted prior to year that were Outstanding and Unvested as of year-end	63,403	868,051	(348,854)
Plus/Minus: Change in Fair Value from prior year-end to Vesting Date of Awards granted prior to current year that Vested during current year	97,913	85,548	(196,045)
Compensation Actually Paid	956,372	1,913,716	291,576

(4)
The peer group members disclosed in the proxy statement changed in each of the three years in the covered period as two peers were sold and were replaced with a replacement peer company. The total shareholder returns for the peers that were sold includes the return for all full years but excludes partial periods. The replacement peer total shareholder return represents the return for the years the peer was included in the proxy statement for each of the covered periods, but not years prior to inclusion. See “Peer Group and Benchmarking” at page 30 for the 2022 peer group.

(5)
Net Income as reported on page 80 of the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022.

(6)
See Annex A — Non-GAAP Financial Measures for reconciliation to Bank Level Core ROAA.

Financial Performance Measures
The following table lists the most important financial performance measures used by us to link compensation actually paid to our named executive officers for 2022 to Company performance.
Bank Level Non-GAAP Core ROAA
Bank Level Net Interest Margin
Bank Level Non-GAAP Efficiency Ratio
NPAs to Assets
For explanations of these financial performance measures and reconciliation to the applicable amount measured in accordance with GAAP, see Annex A. For explanations of how these financial performance measures were used to determine 2022 pay for our chief executive officer and other named executive officers, see “Compensation Discussion and Analysis — 2022 Executive Compensation Components” on page 27.
Relationship Between Pay and Financial Performance
The following charts illustrate how the compensation of our named executive officers aligns with the Company’s financial performance as measured by total shareholder return (TSR), net income and Bank Level Non-GAAP Core ROAA.

Pay Ratio
The Company is required by SEC rules to disclose the median of the annual total compensation of all employees of the Company (excluding the Chief Executive Officer), the annual total compensation of the Chief Executive Officer, and the ratio of these two amounts (the “pay ratio”). The pay ratio below is a reasonable estimate based on the Company’s payroll records and the methodology described below and was calculated in a manner consistent with SEC rules. Because SEC rules for identifying the median employee and calculating the pay ratio allow companies to use variety of methodologies, the pay ratio reported by other companies may not be comparable to the pay ratio reported below, as other companies may have different employment and compensation practices and may use different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.
For purposes of calculating the 2022 pay ratio, the Company selected December 31, 2022 as the determination date for identifying the median employee. Year-to-date taxable wages paid from January 1, 2022 to

December 31, 2022 for all employees as of the determination date, with the exception of Mr. Kemly, were arrayed from lowest to highest. Wages of newly hired permanent employees were adjusted to represent wages for the entire measurement period. This period captured all incentive payments for the tax year as well as the vesting of equity awards, as applicable. The median employee was identified, and total compensation for the median employee was calculated in the manner required for the Summary Compensation Table. Mr. Kemly’s total compensation for 2022, as disclosed in the Summary Compensation Table, was $1,662,649 and the median employee’s total compensation was $84,495 producing a ratio of 20 to 1.
DIRECTOR COMPENSATION

Elements of Director Compensation
Director Fees.   During 2022, the non-employee directors of Columbia Bank received compensation for service and attendance as follows:
•
The Chair of the Board of Directors received an annual retainer of $134,500;

•
The Chair of the Audit Committee received an annual retainer of $7,500;

•
The Chair of the Nominating/Corporate Governance Committee received an annual retainer of $7,500;

•
The Chair of the Compensation Committee received an annual retainer of $7,500;

•
Directors (other than the Chair of the Board) received an annual retainer of $67,800;

•
Members of the Nominating/Corporate Governance Committee received an annual retainer of $5,000;

•
The Chair of the Board received an additional fee of $1,500 for each Board meeting attended; and

•
Directors (other than the Chair of the Board) received an additional fee of $1,300 for each Board meeting attended.

Board members do not receive any additional compensation as a result of their service as directors of Columbia Bank MHC and, with exception of special meetings of Columbia Financial only, do not receive any additional compensation as a result of their services as directors of Columbia Financial.
Long-Term Equity Program.   The 2019 Equity Incentive Plan was adopted by the Company and approved by our shareholders to enhance the alignment between the financial interests of our employees and non- employee directors and those of our shareholders. Equity awards were made to Ms. Sorrentini, Mr. Kuiken, Ms. Torres and Mr. Van Ostenbridge in 2022, each a non-employee director of the Company.

2022 Director Compensation
The following table sets forth the compensation received by individuals who served as our non-employee directors during the year ended December 31, 2022.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)(2)	Option Awards ($)(3)	Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)(5)	Total ($)
Frank Czerwinski(6)	43,000	—	—	—	1,920	44,920
Noel R. Holland	176,850	—	—	19,650	5,946	202,446
James M. Kuiken	104,949	49,994	—	—	—	154,943
Michael Massood, Jr.	113,000	—	—	—	15,582	128,582
Elizabeth E. Randall	90,525	—	—	30,175	1,030	121,730
Lucy Sorrentini	57,850	49,994	—	57,850	29,534	195,228
Daria S. Torres	—	49,994	—	105,500	440	155,934
Robert Van Dyk	109,200	—	—	—	—	109,200
Paul Van Ostenbridge	110,500	49,994	—	—	8,827	169,321

(1)
As of December 31, 2022, each director other than Ms. Sorrentini, Mr. Kuiken, Ms. Torres and Mr. Van Ostenbridge, held 13,616 shares of unvested restricted stock. As of December 31, 2022, each of Ms. Sorrentini, Mr. Kuiken and Mr. Van Ostenbridge held 4,498 shares of unvested restricted stock and Ms. Torres held 2,287 shares of unvested restricted stock.

(2)
Reflects the grant date fair value of time-vested restricted stock awards granted in 2022 under the 2019 Equity Incentive Plan. The stock awards vest one year from the date of the grant.

(3)
As of December 31, 2022, each director other than Ms. Sorrentini, Mr. Kuiken, Ms. Torres and Mr. Van Ostenbridge, held 33,318 shares of unvested stock options. As of December 31, 2022, none of Ms. Sorrentini, Mr. Kuiken, Ms. Torres or Mr. Van Ostenbridge had any options outstanding.

(4)
Represents director fees deferred under the Stock-Based Deferral Plan and Directors Deferred Compensation Plan.

(5)
Includes imputed income for bank owned life insurance for Mr. Czerwinski, Mr. Holland, Mr. Massood, Ms. Randall and Mr. Van Ostenbridge and premiums for health insurance paid by Columbia Bank on behalf of Mr. Massood, Mr. Holland, Ms. Sorrentini, Ms. Torres and Mr. Van Ostenbridge.

(6)
Mr. Czerwinski retired from the Board of Directors of the Company in June 2022. He currently serves as a member of the advisory board of Columbia Bank and for that service received a fee of $1,000, which is included in the board fees set forth above.

PROPOSAL 2 — RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of the Board of Directors has appointed KPMG LLP to be the Company’s independent registered public accounting firm for the 2023 fiscal year, subject to ratification by shareholders. A representative of KPMG LLP is expected to be present at the Annual Meeting to respond to appropriate questions from shareholders and will have the opportunity to make a statement should he or she desire to do so.
If the ratification of the appointment of the independent registered public accounting firm is not approved by a majority of the votes cast at the Annual Meeting, the Audit Committee will consider other independent registered public accounting firms. In addition, if the ratification of the independent registered public accounting firm is approved by shareholders at the Annual Meeting, the Audit Committee may also consider other independent registered public accounting firms in the future if it determines that such consideration is in the best interests of the Company and its shareholders.

The Board of Directors recommends a vote FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm.
Audit and Non-Audit Fees
The following table sets forth the fees billed to the Company for the years ending December 31, 2022 and December 31, 2021 for services provided by KPMG LLP.
	2022	2021
Audit Fees(1)	$1,238,000	$1,040,000
Audit-Related Fees	—	—
Tax Fees	—	—
All Other Fees	—	—

(1)
Includes fees for performance of the audit and review of consolidated financial statements and fees relating to the review of public filings.

Pre-Approval of Services by the Independent Registered Public Accounting Firm
The Audit Committee is responsible for appointing, setting compensation and overseeing the work of the independent registered public accounting firm. In accordance with its charter, the Audit Committee approves, in advance, all audit and permissible non-audit services to be performed by the independent registered public accounting firm. Such approval process ensures that the independent registered public accounting firm does not provide any non-audit services to the Company that are prohibited by law or regulation.
In addition, the Audit Committee has established a policy regarding pre-approval of all audit and permissible non-audit services provided by the independent registered public accounting firm. Requests for services by the independent registered public accounting firm for compliance with the auditor services policy must be specific as to the particular services to be provided. The request may be made with respect to either specific services or a type of service for predictable or recurring services.
Any proposed specific engagement may be presented to the Audit Committee for consideration at its next regular meeting or, if earlier consideration is required, to the Audit Committee or one or more of its members. The member or members to whom such authority is delegated shall report any specific approval of services at the next regular meeting of the Audit Committee. The Audit Committee will regularly review summary reports detailing all services being provided to the Company by its independent registered public accounting firm.
During the year ended December 31, 2022, all services were approved, in advance, by the Audit Committee in compliance with these procedures.
Audit Committee Report
The Company’s management is responsible for the Company’s internal control over financial reporting. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and issuing an opinion on the conformity of those financial statements with generally accepted accounting principles. The Audit Committee oversees the Company’s internal controls over financial reporting on behalf of the Board of Directors.
In this context, the Audit Committee has met and held discussions with management and the independent registered public accounting firm. Management represented to the Audit Committee that the Company’s consolidated financial statements were prepared in accordance with generally accepted accounting principles, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and the independent registered public accounting firm. The Audit Committee discussed with the independent registered public accounting firm all communications required by generally accepted accounting standards.
In addition, the Audit Committee has received the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board and has discussed with the independent registered public accounting firm the accounting firm’s independence from the Company and its management. In concluding that the accounting firm is independent, the Audit Committee considered, among other factors, whether the non-audit services provided by the independent registered public accounting firm were compatible with their independence.
The Audit Committee discussed with the Company’s independent registered public accounting firm the overall scope and plans for their audit. The Audit Committee meets with the independent registered public accounting firm, with and without management present, to discuss the results of their examination, their evaluation of the Company’s internal control over financial reporting, and the overall quality of the Company’s financial reporting process.
In performing all of these functions, the Audit Committee acts only in an oversight capacity. In its oversight role, the Audit Committee relies on the work and assurances of the Company’s management, which has the primary responsibility for financial statements and reports, and of the independent registered public accounting firm who, in its report, expresses an opinion on the conformity of the Company’s financial statements to generally accepted accounting principles. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations.
Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles, that the audit of the Company’s consolidated financial statements has been carried out in accordance with the standards of the Public Company Accounting Oversight Board or that the Company’s independent registered public accounting firm is in fact “independent.”
In relying on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors, and the Board has approved, that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022 for filing with the SEC. The Audit Committee has appointed, subject to shareholder ratification, the selection of the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2023.
Audit Committee of the Board of Directors
Michael Massood, Jr. (Chair)
Noel R. Holland
James M. Kuiken
Lucy Sorrentini
Daria S. Torres
PROPOSAL 3 — ADVISORY VOTE ON EXECUTIVE COMPENSATION

As required by federal securities laws, we are providing our shareholders with the opportunity to cast an advisory vote regarding the compensation of our named executive officers as disclosed in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives the Company’s shareholders the opportunity to endorse or not endorse the Company’s executive pay program and policies through the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, compensation tables and related narrative discussion contained in the 2023 proxy statement, is hereby approved.”
This advisory vote on the compensation of our named executive officers is not binding on us, our Board or the Compensation Committee. However, our Board and the Compensation Committee will consider the outcome of this advisory vote when making future compensation decisions for our named executive officers.

The Board of Directors recommends that shareholders vote FOR the approval of the compensation paid to the Company’s named executive officers.
STOCK OWNERSHIP

Stock Ownership Tables
The following table provides information as of the Record Date about the persons and entities known to the Company to be the beneficial owners of more than 5% of the Company’s outstanding common stock. A person or entity may be considered to beneficially own any shares of common stock over which the person or entity has, directly or indirectly, sole or shared voting or investment power.
Name and Address	Number of Shares Owned	Percent of Common Stock Outstanding(1)
Columbia Bank MHC 19-01 Route 208 North Fair Lawn, New Jersey 07410	76,016,524	71.9%

(1)
Based on 105,776,914 shares of Company common stock outstanding and entitled to vote as of the Record Date.

The following table provides information as of the Record Date about the shares of Columbia Financial common stock that may be considered to be beneficially owned by each director or nominee for director of the Company, by the executive officers of the Company and by all directors and executive officers of the Company as a group. A person may be considered to beneficially own any shares of common stock over which he or she has directly or indirectly, sole or shared voting or investment power. Unless otherwise indicated, none of the shares listed are pledged as security and each of the named individuals has sole voting and sole investment power with respect to the number of shares shown. As of the Record Date, none of our directors or executive officers beneficially owned more than 1% of the Company’s outstanding shares of common stock and the number of shares beneficially owned by all directors and executive officers as a group totaled 2.5% of our outstanding shares.

Name and Address	Number of Shares Owned(1)	Number of Shares That May be Acquired Within 60 Days by Exercising Options
Directors:
Noel R. Holland	93,348	49,976
Thomas J. Kemly(2)	413,043	393,883
James M. Kuiken	7,103	—
Michael Massood, Jr.	90,905	49,976
Elizabeth E. Randall	90,274	29,156
Lucy Sorrentini	11,650	—
Robert Van Dyk(3)	132,038	49,976
Paul Van Ostenbridge	13,778	—
Daria S. Torres	10,804	—
Executive Officers Who Are Not Directors:
E. Thomas Allen, Jr.	161,727	169,412
Dennis E. Gibney(4)	196,264	144,000
W. Justin Jennings	17,566	13,825
John Klimowich	100,624	112,941
Oliver E. Lewis, Jr.	35,712	48,605
Manesh Prabhu	4,646	—
Matthew W. Rickert	5,696	—
Allyson Schlesinger	90,598	93,177
Mayra L. Rinaldi(5)	31,721	29,647
Jenifer W. Walden	2,160	—
All Directors, Director Nominees and Executive Officers as a Group (19 persons)	1,509,657	1,184,574

(1)
This column includes shares of Company common stock beneficially owned as follows:

	Stock Ownership Plan (ESOP)	Columbia Bank Supplemental Executive Retirement Plan (SERP)	Columbia Bank Savings and Investment Plan (401(k) Plan)	Columbia Bank Savings Income Maintenance Plan	Columbia Bank Stock Based Deferral Plan	Columbia Financial, Inc. 2019 Equity Incentive Plan(a)
Noel R. Holland	—	—	—	—	9,310	13,616
Thomas J. Kemly	5,469	26,392	40,946	41,572	54,759	53,654
James M. Kuiken	—	—	—	—	—	3,393
Michael Massood, Jr.	—	—	—	—	—	13,616
Elizabeth E. Randall	—	—	—	—	4,950	13,616
Lucy Sorrentini	—	—	—	—	5,747	3,393
Daria S. Torres	—	—	—	—	8,517	2,287
Robert Van Dyk	—	—	—	—	—	13,616
Paul Van Ostenbridge	—	—	—	—	—	3,393
E. Thomas Allen, Jr.	5,469	11,870	31,015	1,352	5,584	23,078
Dennis E. Gibney	5,469	8,765	—	—	1,953	19,616
W. Justin Jennings	966	105	—	—	874	12,392
John Klimowich	5,469	5,742	17,151	4,214	4,777	15,385
Oliver E. Lewis, Jr.	4,371	1,649	—	24	2,232	9,269
Manesh Prabhu	—	—	64	—	—	4,564
Matthew W. Rickert	—	—	322	—	505	4,869
Mayra L. Rinaldi	4,656	—	7,251	—	—	4,039
Allyson Schlesinger	4,532	4,887	—	4,683	10,452	12,693
Jenifer W. Walden	—	—	—	—	213	1,947

(a)
Represents shares of unvested restricted stock granted under the Company’s 2019 Equity Incentive Plan.

(2)
Includes 5,933 shares held by Mr. Kemly’s spouse and 7,755 shares held by one of Mr. Kemly’s children.

(3)
Includes 6,000 shares held by Mr. Van Dyk’s spouse and 1,000 shares held in a trust for which Mr. Van Dyk’s spouse serves as trustee.

(4)
Includes 23,000 shares held by Mr. Gibney’s spouse.

(5)
Includes 1,624 held by Ms. Rinaldi’s spouse and 240 in trust for one child and a godchild.

Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934 requires the Company’s executive officers and directors, and persons who own more than 10% of any registered class of the Company’s equity securities, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than 10% shareholders are required by regulation to furnish the Company with copies of all Section 16(a) reports they file.
Based solely on its review of the copies of the reports it has received, and written representations provided to the Company from the individuals required to file the reports, the Company believes that each of its executive officers and directors has complied with applicable reporting requirements for transactions in Columbia Financial’s common stock during the year ended December 31, 2022.
OTHER INFORMATION

Policies and Procedures for Approval of Related Person Transactions
We maintain a Policy and Procedures Governing Related Person Transactions, which is a written policy and set of procedures for the review and approval or ratification of transactions involving related persons. Under the policy, related persons consist of directors, director nominees, executive officers, persons or entities known to us to be the beneficial owner of more than five percent of any outstanding class of the voting securities of the Company, or immediate family members or certain affiliated entities of any of the foregoing persons.
Transactions covered by the policy consist of any financial transaction, arrangement or relationship or series of similar transactions, arrangements or relationships, in which:
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the aggregate amount involved will or may be expected to exceed $120,000 in any calendar year;

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the Company is, will, or may be expected to be a participant; and

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any related person has or will have a direct or indirect material interest.

This policy excludes:
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any compensation paid to an executive officer of the Company if the Compensation Committee of the Board approved (or recommended that the Board approve) such compensation;

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any compensation paid to a director of the Company if the Board or an authorized committee of the Board approved such compensation; and

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any related person has or will have a direct or indirect material interest transaction with a related person involving consumer and investor financial products and services provided in the ordinary course of the Company’s business and on substantially the same terms as those prevailing at the time for comparable services provided to unrelated third parties or to the Company’s employees on a broad basis (and, in the case of loans, in compliance with the Sarbanes-Oxley Act of 2002).

Related person transactions will be approved or ratified by the Audit Committee. In determining whether to approve or ratify a related person transaction, the Audit Committee will consider all relevant factors, including:
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whether the terms of the proposed transaction are at least as favorable to the Company as those that might be achieved with an unaffiliated third party;

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the size of the transaction and the amount of consideration payable to the related person;

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the nature of the interest of the related person;

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whether the transaction may involve a conflict of interest; and

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whether the transaction involves the provision of goods and services to the Company that are available from unaffiliated third parties.

A member of the Audit Committee who has an interest in the transaction will abstain from voting on approval of the transaction, but may, if so requested by the chair of the Audit Committee, participate in some or all of the discussion.
Transactions with Related Persons
The Sarbanes-Oxley Act of 2002 generally prohibits loans by Columbia Financial to its executive officers and directors. However, the Sarbanes-Oxley Act contains a specific exemption from such prohibition for loans by Columbia Bank to its executive officers and directors in compliance with federal banking regulations. Federal regulations require that all loans or extensions of credit to executive officers and directors of insured financial institutions must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and must not involve more than the normal risk of repayment or present other unfavorable features. Columbia Bank is therefore prohibited from making any new loans or extensions of credit to executive officers and directors at different rates or terms than those offered to the general public. Notwithstanding this rule, federal regulations permit a financial institution to make loans to executive officers and directors at reduced interest rates if the loan is made under a benefit program generally available to all other employees and does not give preference to any executive officer or director over any other employee. Columbia Bank currently offers such a program to its executive officers and directors.

Pursuant to Columbia Financial’s Audit Committee Charter, the audit committee periodically reviews, no less frequently than quarterly, a summary of Columbia Financial’s transactions with directors and executive officers of Columbia Financial and with firms that employ directors, as well as any other related person transactions, to recommend to the disinterested members of the Board of Directors that the transactions are fair, reasonable and within our policy and should be ratified and approved. Also, in accordance with banking regulations and its policy, the Board of Directors reviews all loans made to a director or executive officer in an amount that, when aggregated with the amount of all other loans to such person and his or her related interests, exceed the greater of $25,000 or 5% of Columbia Financial’s capital and surplus (up to a maximum of $500,000) and such loan must be approved in advance by a majority of the disinterested members of the Board of Directors. Additionally, pursuant to Columbia Financial’s Code of Ethics and Business Conduct, all executive officers and directors of Columbia Financial must disclose any existing or potential conflicts of interest to the President and Chief Executive Officer of Columbia Financial. Such potential conflicts of interest include but are not limited to: (1) Columbia Financial conducting business with or competing against an organization in which a family member of an executive officer or director has an ownership or employment interest; and (2) the ownership of more than 1% of the outstanding securities or capital value of a business or where such investment represents more than 5% of the total assets of the executive officer or director and/or family members.
The aggregate amount of loans by Columbia Bank and Freehold Bank to their executive officers and directors and their affiliates was $9.3 million at December 31, 2022. As of that date, these loans were performing according to their original terms.
Shareholder Proposals and Nominations
The Company must receive proposals that shareholders seek to include in the proxy statement for the Company’s next annual meeting no later than December 29, 2024. If next year’s annual meeting is held on a date more than 30 calendar days from June 7, 2024, a shareholder proposal must be received by a reasonable time before the Company begins to print and mail its proxy solicitation for such annual meeting. Any shareholder proposals will be subject to the requirements of the proxy rules adopted by the SEC.
The Company’s Bylaws provide that a person may not be nominated for election as a director of the Company unless that person is nominated by or at the direction of the Company’s Board of Directors or by a shareholder who has given appropriate notice to the Company before the meeting. Similarly, a shareholder may not bring business before an annual meeting unless the shareholder has given the Company appropriate notice of their intention to bring that business before the meeting. The Company’s secretary must receive notice of the nomination or proposal not less than 90 days before the annual meeting; provided, however, that if less than 100 days’ notice of prior public disclosure of the date of the meeting is given or made to the shareholders, notice by the shareholder to be timely must be received not later than the close of business on the 10th day following the day on which such notice of the date of the Annual Meeting was mailed or such public disclosure was made. A shareholder who desires to raise new business must provide certain information to the Company concerning the nature of the new business, the shareholder, the shareholder’s ownership in the Company and the shareholder’s interest in the business matter. Similarly, a shareholder wishing to nominate any person for election as a director must provide the Company with certain information concerning the nominee and the proposing shareholder. A copy of the Company’s Bylaws may be obtained from the Company.
Additionally, to comply with the universal proxy rules for our 2024 annual meeting of shareholders, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than April 8, 2024.
Shareholder Communications
The Company encourages shareholder communications to the Board of Directors and/or individual directors. Shareholders who wish to communicate with the Board of Directors or an individual director should send their communications to the care of Mayra L. Rinaldi, Corporate Secretary, Columbia Financial, Inc. 19-01 Route 208 North, Fair Lawn, New Jersey 07410. Communications regarding financial or accounting policies should be sent to the attention of the Chairperson of the Audit Committee. All other communications should be sent to the attention of the Chairperson of the Nominating/Corporate Governance Committee.

Notice and Accessibility of Proxy Materials
In connection with the Annual Meeting, to save significant printing and mailing expenses, the Company is furnishing its proxy statement and annual report via the internet according to the SEC rules for “Notice and Access. “On April 28, 2023, the Company mailed the Notice to all shareholders, who had not previously elected to receive their proxy materials by mail or electronically, containing instructions on how to access this proxy statement and our annual report and how to vote online. Upon receipt of the Notice, shareholders may choose to request a printed copy of proxy materials at no charge, and this preference will be maintained for future mailings.
To further reduce costs, if you and others who share your address own your shares in “street name,” your broker or other holder of record may be sending only one annual report and proxy statement to your address. This practice, known as “householding,” is designed to reduce our printing and postage costs. However, if a shareholder residing at such an address wishes to receive a separate annual report or proxy statement in the future, he or she should contact the broker or other holder of record. If you own your shares in “street name” and are receiving multiple copies of our annual report and proxy statement, you can request householding by contacting your broker or other holder of record.
Miscellaneous
The Company will pay the cost of this proxy solicitation. The Company will also reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of the Company. In addition to soliciting proxies by mail, directors, officers and employees of the Company may solicit proxies personally or by telephone. None of these persons will receive additional compensation for these activities.
A copy of the Company’s Form 10-K for the year ended December 31, 2022 as filed with the SEC, will be furnished without charge to all persons who were shareholders as of the close of business on the Record Date upon written request to Mayra L. Rinaldi, Executive Vice President, Corporate Governance & Culture, Corporate Secretary, Columbia Financial, Inc. 19-01 Route 208 North, Fair Lawn, New Jersey 07410.

Annex A
NON-GAAP FINANCIAL MEASURES
As discussed in the Compensation Discussion and Analysis included in this proxy statement, the Compensation Committee uses non-GAAP financial measures to evaluate the Company’s performance under the Company’s incentive compensation plans. Typically, the Compensation Committee adjusts GAAP net income, or elements of net income, for non-core performance items so that participants are compensated for the Company’s core performance and not penalized or rewarded for non-core charges or unusual gains.
Non-GAAP measures used in this proxy statement consist of the following:
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Core Net Income at Bank Level.   Core income and the related measure of core return on average assets reflect net income at the Bank level less gains on securities transactions and expenses of voluntary early retirement plan plus merger-related expense, loss on extinguishment of debt and expenses of branch closure, and other items, all net of tax.

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Core ROAA at Bank Level.   Core ROAA mean the average of the Bank’s core return on average assets as measured by Core Net Income.

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Core Efficiency Ratio at Bank Level.   The efficiency ratio is non-interest expense as a percentage of net interest income plus non-interest income. The non-GAAP efficiency ratio adjusts non-interest expense to exclude voluntary early retirement expenses, merger and acquisition expenses, loss on extinguishment of debt and branch closure expenses and adjusts non-interest income to exclude investment securities gains.

These non-GAAP financial measures should not be viewed as a substitute for financial results in accordance with GAAP, nor are they necessarily comparable to non-GAAP performance measures with similar names that may be presented by other companies. The following tables present reconciliations of these non-GAAP measures to the applicable amounts measured in accordance with GAAP.
Core Net Income at Bank Level
For the 12 Months Ended December 31, 2022
Net Income	$86,802
Plus: merger expenses, net	1,707
Less: gain on sale of securities, net	(156)
Plus: loss on disposal of fixed assets, net	89
Less: appreciation of the value on derivatives, net	(365)
Plus: depreciation in value of equity securities, net	288
Plus: Branch closure, net	199
Plus: Litigation settlements and costs, net	1,952
Core Net Income	$90,516
Core ROAA at Bank Level
For the 12 Months Ended December 31, 2022
Bank Net Income	$86,802
Bank Average Assets	9,461,936
Bank ROAA	0.92%
Bank Core Net Income	$90,516
Bank Average Assets	9,461,936
Bank Core ROAA	0.96%

A-1

Core Efficiency Ratio at Bank Level
For the 12 Months Ended December 31, 2022
Efficiency Ratio	57.5%
Noninterest Expense	$164,517
Net Interest Income	$256,598
Noninterest Income	29,464
Revenue	$286,062
Noninterest Expense	$164,517
Less: merger expenses	(2,288)
Less: branch closure	(266)
Less: Litigation settlements and costs	(2,617)
Less: loss on disposal of fixed assets	(119)
Core Noninterest Expense	$159,227
Revenue	$286,062
Less: gain on sale of securities	(209)
Less: appreciation of the value of derivatives	(489)
Plus: depreciation in value of equity securities	385
Core Revenue	$285,749
Core Efficiency Ratio	55.7%

A-2

Columbia Financial, Inc.

COLUMBIA FINANCIAL, INC.
C/O BROADRIDGE CORPORATE ISSUER SOLUTIONS
P.O. BOX 1342
BRENTWOOD, NY 11717

SCAN TO VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

V11581-P87562 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

COLUMBIA FINANCIAL, INC.

	For All	Withhold All	For All Except
1. Election of Directors (Three-Year Terms)	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

Nominees:

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) DateTO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:KEEP THIS PORTION FOR YOUR RECORDSTHIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLYV11581-P87562Nominees:01) Michael Massood, Jr.02) Elizabeth E. Randall03) Daria S. Torres3. To approve, on an advisory (non-binding) basis, the compensation of the Company's named executive officers.Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor,administrator, or other fiduciary, please give full title as such. Joint owners should each signpersonally. All holders must sign. If a corporation or partnership, please sign in full corporateor partnership name by authorized officer.2. To ratify the appointment of KPMG LLP as our independent registered public accounting firm for fiscal year 2023.NOTE: To transact such other business as may properly come before the meeting and any adjournment or postponement of the meeting.! ! !1. Election of Directors (Three-Year Terms)ForAllWithholdAllFor AllExceptFor Against Abstain! ! !! ! !COLUMBIA FINANCIAL, INC. To withhold authority to vote for any individualnominee(s), mark "For All Except" and write theThe Board of Directors recommends you vote FOR the number(s) of the nominee(s) on the line below.following.The Board of Directors recommends you vote FOR proposals 2 and 3.COLUMBIA FINANCIAL, INC.C/O BROADRIDGE CORPORATE ISSUER SOLUTIONSP.O. BOX 1342BRENTWOOD, NY 11717VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode aboveUse the Internet to transmit your voting instructions and for electronic delivery of information.Vote by 11:59 p.m. Eastern Time on June 6, 2023 for shares held directly and by 11:59 p.m.Eastern Time on June 1, 2023 for shares held in a Plan. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create anelectronic voting instruction form.During The Meeting - Go to www.virtualshareholdermeeting.com/CLBK2023You may attend the meeting via the Internet and vote during the meeting. Have the informationthat is printed in the box marked by the arrow available and follow the instructions.VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m.Eastern Time on June 6, 2023 for shares held directly and by 11:59 p.m. Eastern Time onJune 1, 2023 for shares held in a Plan. Have your proxy card in hand when you call and thenfollow the instructions.VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope wehave provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way,Edgewood, NY 11717.SCAN TOVIEW MATERIALS & VOTE w

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.V11582-P87562COLUMBIA FINANCIAL, INC.Annual Meeting of ShareholdersJune 7, 2023 10:00 AMThis proxy is solicited by the Board of DirectorsThe shareholder(s) hereby appoint(s) Mayra L. Rinaldi and Dennis E. Gibney, or either of them, as proxies, each with the powerto appoint his or her substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side ofthis ballot, all of the shares of common stock of COLUMBIA FINANCIAL, INC. that the shareholder(s) is/are entitled to voteat the Annual Meeting of Shareholders to be held at 10:00 AM, local time on June 7, 2023, exclusively via live webcast atwww.virtualshareholdermeeting.com/CLBK2023, and any adjournment or postponement thereof.This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, thisproxy will be voted in accordance with the Board of Directors' recommendations.Continued and to be signed on reverse side

April 28, 2023

NOTICE TO 401(k) PLAN AND ESOP PARTICIPANTS
REGARDING VOTING AT THE 2023 ANNUAL MEETING OF SHAREHOLDERS

In connection with the 2023 annual meeting of shareholders of Columbia Financial, Inc. (the “Company”), which will be held on June 7, 2023, you will be receiving a proxy card to vote the shares of Company common stock (including shares you hold under the Columbia Bank Savings and Investment Plan (the “401(k) Plan”) and/or the Columbia Bank Employee Stock Ownership Plan (the “ESOP” and, together with the 401(k) Plan, the “Tax-Qualified Plans”)) at the annual meeting.
Because you are a participant in the 401(k) Plan and/or the ESOP, you have the right to direct the trustees for the Tax-Qualified Plans (the “Trustees”), on how to vote the shares of Company common stock credited to you under the Tax-Qualified Plans as of the record date for the annual meeting on each of the matters to be presented at the annual meeting. Accordingly, your proxy card, when properly executed and dated, will be voted by the Trustees as you direct with respect to any shares of Company common stock you hold under the Tax-Qualified Plans as of the record date for the annual meeting. If you do not direct the Trustees how to vote the shares of Company common stock credited to your plan account(s) by 11:59 p.m., Eastern Daylight Time, on June 1, 2023, the Trustees will vote the shares held in the Tax-Qualified Plans in the same proportion as the voting instructions the Trustees receive from other participants as of that date and time.
To access the number of shares of Company common stock that were credited to your 401(k) Plan account as of the record date for the annual meeting, please visit www.netbenefits.com.
To determine the number of shares of Company common stock that have been allocated to you under the ESOP as of the record date for the annual meeting, please visit www.newportgroup.com/login/participant.